Filed with the Securities and Exchange Commission on August 5, 2015
 1933 Act Registration File No. 333-________

 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[  ] Pre-Effective Amendment No. ___
[  ] Post-Effective Amendment No. ___
(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

235 West Galena Street
Milwaukee, Wisconsin 53212
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212
(Name and Address of Agent for Service)

Copy to:
Michael Glazer
Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on ____________, 2015, pursuant to Rule 488.

Title of Securities Being Registered:
Class A and Class I shares of beneficial interest of EP Emerging Markets Small Companies Fund.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

INVESTMENT MANAGERS SERIES TRUST

EP Emerging Markets Small Companies Fund
EP China Fund
 EP Latin America Fund

235 West Galena Street
Milwaukee, Wisconsin 53212
(414) 299-2295

Dear Shareholder:

At a Special Meeting to be held on [October 16, 2015] (the “Meeting”), the shareholders of each of the EP Emerging Markets Small Companies Fund, the EP China Fund and the EP Latin America Fund (each a “Fund”), each a series of Investment Management Series Trust (the “Trust”), will be asked to vote on the following matters:

•	The shareholders of each Fund will be asked to approve the appointment of Champlain Investment Partners, LLC (“Champlain”) as the new sub-advisor to the Fund, in connection with the acquisition by Champlain of New Sheridan Advisors, LLC (“New Sheridan”), the previous sub-advisor to the Fund.

•	The shareholders of each of the EP China Fund and the EP Latin America Fund will be asked to approve the proposed reorganization of that Fund into the EP Emerging Markets Small Companies Fund.

Appointment of New Sub-advisor
New Sheridan served as sub-advisor to each Fund from the inception of the Fund until June 30, 2015. In April 2015, New Sheridan informed management of the Trust that New Sheridan would be entering into an agreement to be acquired by Champlain (such acquisition, the “Transaction”), which was expected to close in June 2015. The Transaction would result in an assignment and termination of New Sheridan’s then-existing sub-advisory agreement with respect to the Funds.

In anticipation of the Transaction and these related events, the Board of Trustees of the Trust approved a new sub-advisory agreement with Champlain on June 18-19, 2015 (the “New Agreement”), which is substantially similar to the terms of New Sheridan’s prior sub-advisory agreement with respect to the Funds. The Board also approved an interim sub-advisory agreement with Champlain that would be effective with respect to each Fund for the period after the closing of the Transaction and before the New Agreement is approved by the Fund’s shareholders. The interim agreement is substantially similar to the previous agreement with New Sheridan and the New Agreement except that (i) the interim agreement may be terminated by a Fund with respect to that Fund with ten days’ notice, (ii) the interim agreement has a limited term of 150 days with respect to each Fund (or until such earlier date when the New Agreement becomes effective with respect to the Fund), and (iii) compensation earned under the interim agreement with respect to the Fund will be held in escrow until shareholders of the Fund approve the New Agreement.

The Transaction closed on June 30, 2015, and Champlain is now serving as the sub-advisor to each Fund pursuant to the interim agreement. Euro Pacific Asset Management, LLC (“EPAM”) is continuing as the investment adviser for each Fund. The former portfolio managers of each Fund have continued to serve as the portfolio managers of the Fund as employees of Champlain. There will be no increase in fees to any Fund or its shareholders as a result of the interim agreement or the New Agreement.

Proposed Reorganization
The shareholders of each of the EP China Fund and the EP Latin America Fund are also being asked to approve the proposed reorganization of each Fund into the EP Emerging Markets Small Companies Fund. In the reorganization, holders of Class A and Class I shares of the EP Latin America Fund will receive Class A and Class I shares of the EP Emerging Markets Small Companies Fund, respectively, and holders of the Class A shares of the EP China Fund will receive Class A shares of the EP Emerging Markets Small Companies Fund.

This reorganization is being proposed, among other reasons, to reduce over time the annual operating expenses borne by shareholders of each Fund. The advisor and the sub-advisor to the Funds believe that the current asset levels of the Funds on an individual basis do not adequately support the costs associated with managing and operating the Funds and that regional funds such as the Funds currently have limited prospects for future asset growth. The advisor and the sub-advisor believe that a broader strategy, focusing on emerging market small companies, has a much larger potential market which is currently underserved. After considering the viability of each Fund in light of its current size and limited prospects for future asset growth, the advisor and sub-advisor believe that maintaining the status quo would not be in the best interests of the Funds’ shareholders.

*****

Enclosed are various materials, including a Combined Prospectus and Proxy Statement and proxy ballot for the Meeting. The materials will provide you with detailed information about Champlain and the proposed reorganization. EPAM and the Board of Trustees of the Trust believe the appointment of Champlain and the proposed reorganization are in the best interests of the shareholders of all Funds. The Board of Trustees recommends that you vote FOR each proposal after carefully reviewing the enclosed materials.

Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from us, reminding you to vote your shares.
Sincerely,

Maureen Quill
President

INVESTMENT MANAGERS SERIES TRUST

EP Emerging Markets Small Companies Fund
EP China Fund
 EP Latin America Fund

235 West Galena Street
Milwaukee, Wisconsin 53212
(414) 299-2295

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 To Be Held on [October 16, 2015]

A special meeting of Shareholders of each of the EP Emerging Markets Small Companies Fund, the EP China Fund and the EP Latin America Fund (each a “Fund” and together the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), will be held on [October 16, 2015], at [2:00 p.m. Pacific Time, at 2220 E. Route 66, Suite 226, Glendora, California 91740. The meeting will be held for the following purposes:

1.	Appointment of New Sub-advisor. For the shareholders of each Fund to consider and vote on the appointment of Champlain Investment Partners as the new sub-advisor to the Fund.

2.	Reorganization of the EP China Fund and the EP Latin America Fund. For the shareholders of each of the EP China Fund and the EP Latin America Fund to consider and vote on a proposed reorganization of such Fund into the EP Emerging Markets Small Companies Fund and the subsequent dissolution of the EP China Fund and the EP Latin America Fund, respectively.

3.	Other Business. To consider and act upon such other business as may properly come before the meeting or any adjournments.

The Board of Trustees of the Trust has unanimously approved each proposal. Please read the accompanying Combined Prospectus and Proxy Statement for a more complete discussion of each proposal.

Shareholders of each Fund of record as of the close of business on [August 25, 2015], are entitled to notice of, and to vote at, the special meeting or any adjournment thereof.

You are invited to attend the special meeting. If you cannot do so, please complete and return the accompanying proxy in the enclosed postage paid return envelope as promptly as possible. This is important for the purpose of ensuring a quorum at the special meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the special meeting.

By Order of the Board of Trustees,

Maureen Quill
President
[September 4, 2015]

INVESTMENT MANAGERS SERIES TRUST
EP Emerging Markets Small Companies Fund
EP China Fund
 EP Latin America Fund

COMBINED PROSPECTUS AND PROXY STATEMENT

The Board of Trustees of Investment Managers Series Trust (the “Trust”) is soliciting the enclosed proxies in connection with a special meeting (the “Meeting”) of shareholders of each of the EP Emerging Markets Small Companies Fund, the EP China Fund and the EP Latin America Fund series of the Trust (each a “Fund” and together the “Funds”).

The Meeting will be held on [October 16, 2015], at [2:00 p.m]. Pacific Time at the offices of Mutual Fund Administration, LLC at 2220 E. Route 66, Suite 226, Glendora, California 91740. The Meeting is being called to consider 1) the proposed appointment of Champlain Investment Partners as the new sub-advisor to each Fund, and 2) the proposed reorganization of each of the EP China Fund and the EP Latin America Fund into the EP Emerging Markets Small Companies Fund and the subsequent dissolution of the EP China Fund and the EP Latin America Fund, and 3) to transact such other business as may properly come before the meeting or any adjournments thereof. Shareholders of record of each Fund as of [August 25, 2015], will be entitled to vote at the Meeting.

This Combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) is furnished to the shareholders of the Funds on behalf of the Board of Trustees of the Trust in connection with the solicitation of voting instructions for the Meeting. It is being mailed to shareholders of each Fund on or about [September 4, 2015]. The prospectus for the EP Emerging Markets Small Companies Fund (the “Prospectus”) accompanies and is incorporated into this Prospectus/Proxy Statement. This Prospectus/Proxy Statement and the Prospectus set forth concisely information about Champlain Investment Partners the Funds and the proposed reorganization that Fund shareholders should know before voting on the proposals. You should retain them for future reference.

Additional information about each Fund is included in its Prospectus and Statement of Additional Information dated [August 31, 2015], as may be amended and/or supplemented, which are incorporated by reference into this Prospectus/Proxy Statement. (Additional information is also set forth in the Statement of Additional Information dated [September 2, 2015], relating to this Prospectus/Proxy Statement, which is also incorporated by reference into this Prospectus/Proxy Statement). The Commission file numbers for the Trust’s registration statement containing the current Prospectus and Statement of Additional Information for the Funds are 811-21719 and 333-122901. Additional information about the Funds may also be obtained from the Funds’ Annual Report for the fiscal year ended October 31, 2014, which has been filed with the SEC. Copies of the Prospectus, Statement of Additional Information, and Annual Report for the Funds may be obtained without charge by writing to the Trust at 235 West Galena Street, Milwaukee, Wisconsin 53212, by calling the Trust at 1-888-558-5851, or on the Funds’ website, www.europacificfunds.com.

The SEC has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dated _________, 2015

TABLE OF CONTENTS [TO BE UPDATED.]

Page

Summary of Prospectus/Proxy Statement	2
Proposed Reorganization	19
Voting and Meeting Procedures	26
General Information	28
Financial Highlights and Financial Statements	28
Information Filed with the Securities and Exchange Commission	29
Appendix A – Sub-Advisory Agreements	A-1
Appendix B -Agreement and Plan of Reorganization	B-1

i

SUMMARY OF PROSPECTUS/PROXY STATEMENT

Investment Managers Series Trust (the “Trust”) is an open-end management investment company (referred to generally as a “mutual fund”). The Trust’s offices are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. The Trust’s phone number is 1-888-558-5851.

The Board of Trustees of the Trust (the “Board”) has called the Meeting to allow shareholders of the EP Emerging Markets Small Companies Fund, EP China Fund and EP Latin America Fund, each a series of the Trust to consider and vote on the following proposals, as applicable.

Appointment of Champlain Investment Partners as Sub-adviser
The EP Emerging Markets Small Companies Fund, EP China Fund and EP Latin America Fund series of the Trust began operation on December 1, 2010, July 31, 2009, and October 31, 2011, respectively. Euro Pacific Asset Management, LLC (“EPAM”), located at 53 Palmeras Street, Suite 801, Puerta de Tierra Ward, San Juan, Puerto Rico 00902, serves as each Fund’s investment advisor. Subject to the general supervision of the Board of Trustees of the Trust, EPAM is responsible for managing each Fund in accordance with the Fund’s investment objective and policies described in the Fund’s current Prospectus. As each Fund’s investment advisor, EPAM has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection is responsible for making recommendations to the Board of Trustees with respect to hiring, termination and replacement of any sub-advisor of the Fund.

New Sheridan Advisors, LLC (“New Sheridan”) served as the sub-advisor to each Fund from the inception of the Fund until June 30, 2015. In April 2015, New Sheridan informed management of the Trust that New Sheridan would be entering into an agreement to be acquired by Champlain Investment Partners (“Champlain”) (such acquisition, the “Transaction”), which was expected to close on June 30, 2015. The Transaction would result in an assignment and termination of New Sheridan’s then-existing sub-advisory agreement with respect to the Funds.

In anticipation of the Transaction and these related events, at an in-person meeting held on June 18-19, 2015, upon the recommendation of EPAM and after careful consideration, the Board of Trustees of the Trust, including those trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the appointment of Champlain to serve as sub-advisor to each Fund pursuant to a new sub-advisory agreement between EPAM and Champlain with respect to each Fund (the “New Agreement”). The terms of the New Agreement are substantially similar to the terms of the prior sub-advisory agreement between EPAM and New Sheridan with respect to each Fund.

The 1940 Act requires a new investment advisory agreement for a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement, and provided the investment company’s board of trustees, including a majority of the independent trustees, has approved the interim investment advisory agreement. Pursuant to Rule 15a-4, the Board of Trustees has appointed Champlain to serve as the interim sub-advisor to each Fund and is seeking approval of the New Agreement by the shareholders of the Fund.

The Board also approved an interim sub-advisory agreement between EPAM and Champlain that would be effective with respect to each Fund for the period after the closing of the Transaction and before the New Agreement is approved by the Fund’s shareholders. The interim agreement is substantially similar to the previous agreement with New Sheridan and the New Agreement except that (i) the interim agreement may be terminated by a Fund with respect to that Fund with ten days’ notice, (ii) the interim agreement has a limited term of 150 days with respect to each Fund (or until such earlier date when the New Agreement becomes effective with respect to the Fund), and (iii) compensation earned under the interim agreement with respect to a Fund will be held in escrow until shareholders of the Fund approve the New Agreement.

The Transaction closed on June 30, 2015, and Champlain is now serving as the sub-advisor to each Fund pursuant to the interim agreement. EPAM is continuing as the investment adviser for each Fund. The former portfolio managers of each Fund have continued to serve as the portfolio managers of the Fund as employees of Champlain. As EPAM compensates Champlain for serving as sub-advisor to each Fund out of EPAM’s advisory fees, the appointment of Champlain as a Fund’s sub-advisor has no effect on the overall fees and expenses of the Fund. Champlain’s sub-advisory fee rate is the same as New Sheridan’s sub-advisory fee rate under the previous sub-advisory agreement.

Proposed Reorganization
At its June 2015 meeting, the Board (including the Independent Trustees) considered and unanimously approved the proposed reorganization of each of the EP China Fund and the EP Latin America Fund (each a “Target Fund” and together the “Target Funds”) into the EP Emerging Markets Small Companies Fund (the “Reorganization”), subject in each case to the approval of the shareholders of the Fund.

The proposed Reorganization involves the transfer of substantially all of the assets of each Target Fund to the EP Emerging Markets Small Companies Fund in exchange for shares of the EP Emerging Markets Small Companies Fund and the assumption of all liabilities of that Target Fund. The transfer of assets by each Target Fund will occur at its then current market value, and shares of the EP Emerging Markets Small Companies Fund to be issued to each Target Fund will be valued at the EP Emerging Markets Small Companies Fund’s then current net asset value, as determined in accordance with the Trust’s valuation procedures. Following this transfer and issuance, shares of the EP Emerging Markets Small Companies Fund will be distributed to shareholders of each Target Fund and each Target Fund will be dissolved.

The EP Emerging Markets Small Companies Fund and the EP Latin America Fund have two classes of shares -- Class A and Class I. The EP China Fund has one class of shares -- Class A. In the Reorganization, each holder of shares of a class of a Target Fund will receive full and fractional shares of the EP Emerging Markets Small Companies Fund of the same class and equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of that class of the Target Fund. The transfer of shares of a Target Fund in exchange for (a) shares of the EP Emerging Markets Small Companies Fund and (b) the EP Emerging Markets Small Companies Fund’s assumption of all liabilities of that Target Fund, and the distribution of the shares of the EP Emerging Markets Small Companies Fund to the shareholders of that Target Fund in redemption of the Target Fund shares in the Reorganization will collectively be referred to herein as a “Combination Transaction.” The Reorganization is conditioned on the receipt by the Funds of an opinion from Morgan, Lewis & Bockius LLP substantially to the effect that each Combination Transaction will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the Combination Transaction so qualifies, the applicable Target Fund, the shareholders of that Target Fund, and the EP Emerging Markets Small Companies Fund generally will recognize no gain or loss for federal income tax purposes as a result of that Combination Transaction.

EPAM serves as the investment advisor for, and has identical responsibilities with respect to, each Fund. Each Fund other than the EP Latin America Fund is a diversified fund, which means that it is limited as to amounts of issuers it may own with respect to 75% of its assets. Although the EP Latin America Fund is not subject to such restrictions, the Fund is required to comply with diversification restrictions under the Code. As described under Proposal 1, EPAM has engaged Champlain to serve as sub-advisor with respect to each Fund.

The Funds have identical investment objectives and similar but not identical strategies. The investment objective of each Fund is to seek long term capital appreciation.

The Board believes that the proposed Reorganization is in the best interests of each Fund and its shareholders for the reasons listed below:

•	EPAM expects that shareholders of each Fund will pay lower gross total operating expenses after the Reorganization is completed. In addition, shareholders of each Fund will pay the same net total operating expenses after the Reorganization is completed, at least until March 1, 2017, which is the end of the term of the Funds’ current Operating Expenses Limitation Agreement.
•	EPAM believes that the combined EP Emerging Markets Small Companies Fund will be better positioned for growth and potential economies of scale than either Target Fund is prior to the Reorganization.
•	The Reorganization will provide shareholders of each Target Fund with the opportunity to continue to utilize the services of EPAM and Champlain as investment adviser and sub-adviser, respectively, of their investment portfolios on an uninterrupted basis.
•	The investment objective of each Target Fund is the same as the investment objective of the EP Emerging Markets Small Companies Fund. Although the EP Emerging Markets Small Companies Fund invests primarily in equity securities of small capitalization companies, the strategies for the EP Emerging Markets Small Companies Fund will be the same strategies implemented for each Target Fund but will include additional markets in Eastern Europe, Africa and the Middle East.
•	EPAM, rather than the shareholders of the Funds, will bear the costs of the Reorganization other than transaction costs associated with the sale of each Target Fund’s investment portfolio, including legal, accounting and transfer agent costs.

PROPOSAL 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT
On June 19, 2015, the Board of Trustees approved the New Agreement and appointed Champlain as sub-advisor to each Fund. None of the Trustees is an “interested person” of Champlain, as that term is defined in the 1940 Act. Copies of the New Agreement and the Interim Agreement are included as Appendix A to this Proxy Statement, and all references to the New Agreement and the Interim Agreement are qualified by reference to Appendix A.

Consideration of New Agreement
The Board met on June 18-19, 2015, to consider the terms of the New Agreement and the Interim Agreement. At that meeting, the Board reviewed information regarding Champlain and the acquisition of New Sheridan by Champlain, including information about Champlain’s organization and financial condition; information regarding the background and experience of its personnel who would be providing services to each Fund; reports regarding the investment advisory fees and total expenses of the EP Emerging Markets Small Companies Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Diversified Emerging Markets fund category (the “Expense Universe”); and information about Champlain’s policies and procedures, including its compliance manual and brokerage and trading procedures. The Board also reviewed information about the performance of each Fund for various periods ended March 31, 2015.

The Board considered information included in the meeting materials regarding the performance of each Fund. The Board noted that the materials it reviewed indicated as follows:

•	Although the EP Asia Small Companies Fund (as the Fund was known at that time) had underperformed relative to the MSCI AC Asia E-Japan Small Cap Index for the one- and two-year periods (by 7.44% and 6.60%, respectively), the Fund’s returns for the three-year and since inception periods were significantly higher than the returns of the Index.

•	The returns of the EP China Fund were below the returns of the MSCI China Index for the one-year period (by 17.49%), the two-year period (by 4.36%), the three-year period (by 1.12%) and the five-year period (by 1.97%).
•	The returns of the EP Latin America Fund for the one-, two- and three-year periods were higher than the returns of the MSCI EM Latin America Index.

In reviewing the performance results of the Funds, the Board also considered that it was considering the proposed reorganization of the EP China Fund and the EP Latin America Fund into the EP Asia Small Companies Fund (which would be renamed the EP Emerging Markets Small Companies Fund), and that if the shareholders of the EP China Fund and the EP Latin America Fund approved the reorganization, the renamed EP Asia Small Companies Fund would survive the reorganization and the EP China Fund and the EP Latin America Fund would be liquidated. The Board also considered that it was approving a change in the investment strategies of the EP Asia Small Companies Fund to include investments in emerging markets generally; that beginning in September 2014, New Sheridan served as investment advisor to another mutual fund that invested in emerging market securities; and that such other fund had outperformed its benchmark for the period since inception.

The Board also considered the overall quality of services that would be provided by Champlain, including the Funds’ current portfolio managers, to each Fund. In doing so, the Board considered Champlain’s specific responsibilities in day-to-day management and oversight of each Fund, as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund. The Board also considered the overall quality of Champlain’s organization and operations, and its compliance structure and compliance procedures.

The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the EP Emerging Markets Small Companies Fund. With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers) were below the median of the Fund’s Expense Peer Group and higher than the median of the Expense Universe by 0.08%. In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were the same as the median expenses for the Expense Peer Group but higher than the median expenses for the Expense Universe by 0.25%. The Board noted, however, that as of May 31, 2015, the Fund’s asset size was significantly smaller than the average net assets of the funds in the Expense Universe.

The Board also considered the proposed sub-advisory fee to be charged by Champlain with respect to each Fund, noting that in each case the sub-advisory fee was the same as the sub-advisory fee previously paid to New Sheridan as sub-advisor. The Board also observed that New Sheridan currently served as advisor to another mutual fund, that Champlain expected to be appointed as advisor to that fund effective upon the closing of the Transaction, and that the advisory fee charged by New Sheridan to manage that fund’s assets was higher than the sub-advisory fee charged by New Sheridan with respect to the Funds. The Board also noted that the advisory fees charged by Champlain to serve as investment advisor to several other mutual funds and Champlain’s standard fee to manage separate accounts were higher than Champlain’s proposed sub-advisory fee with respect to the Funds.

The Board also considered the potential benefits to be received by Champlain as a result of Champlain’s relationship with the Funds (in addition to sub-advisory fees), including any research provided by broker-dealers executing transactions on behalf of the Funds and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They noted that although there were no advisory or sub-advisory fee breakpoints, the asset level of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow.

Conclusion
Based on its review, including its consideration of the fact that Champlain’s compensation under the proposed New Agreement and Interim Agreement is the same as the compensation of New Sheridan under the previous sub-advisory agreement, the Board concluded that Champlain would have the capabilities, resources and personnel necessary to manage each Fund, and that in light of the services to be provided by Champlain to each Fund the compensation to be paid to it under the New Agreement and Interim Agreement is fair and reasonable, and that approval of the New Agreement and Interim Agreement is in the best interest of the Fund and its shareholders.

Information Regarding Champlain Investment Partners
Champlain Investment Partners, LLC is located at 180 Battery Street, Suite 400 Burlington, Vermont 05401. Champlain is an investment advisor registered with the U.S. Securities and Exchange Commission (the “SEC”). Champlain is indirectly owned by Judith O’Connell, its Managing Partner and Chief Executive Officer, and Scott Brayman, its Managing Partner and Chief Investment Officer. As of March 31, 2015, Champlain had approximately $6.2 billion under management.

The names and principal occupations of each principal executive officer and director of Champlain, all located at 180 Battery Street, Suite 400 Burlington, Vermont 05401, are listed below:

Name	Principal Occupation/Title	Position(s) with the Fund (if any)
Judith O’Connell	Chief Executive Officer and Managing Partner	None
Scott Brayman	Managing Partner	None
Wendy Nunez	Chief Operating Officer, Chief Compliance Officer, and Partner	None

The following information was provided by Champlain regarding the other mutual funds for which it serves as investment advisor or sub-advisor and which have investment objectives similar to those of each Fund.

Fund (Advised or Sub-Advised)	Fee Rate (Including Fee Waivers or Expense Reductions)	Total Fund Assets / Net Assets Sub-Advised by Champlain (as of 6/30/2015)
New Sheridan Developing World Fund	1.60%	$2.6 million

Terms of the New Agreement
The terms of the New Agreement between Champlain and EPAM with respect to each Fund are substantially the same as the terms of the previous sub-advisory agreement between New Sheridan and EPAM with respect to that Fund.

If approved by the shareholders of a Fund, the New Agreement would continue in force with respect to the Fund for a term of two years following its effective date, unless sooner terminated as provided in the New Agreement. The New Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Agreement would automatically terminate with respect to a Fund in the event of its assignment (as defined in the 1940 Act). The New Agreement may be terminated with respect to a Fund at any time without payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by Champlain or EPAM, upon 60 days’ written notice to the other party. The agreement will automatically terminate with respect to a Fund if the advisory agreement between EPAM and the Trust with respect to the Fund is terminated.

Under each of the New Agreement and New Sheridan’s previous sub-advisory agreement, each Fund’s sub-advisor is entitled to fees at an annual rate of 0.54% of the Fund’s average daily net assets. All sub-advisory fees are paid by EPAM and not the Funds. Because EPAM pays the sub-advisor out of EPAM’s own fees received from a Fund, there is no “duplication” of advisory fees paid. EPAM receives an annual fee of 1.08% of each Fund’s average daily net assets. There will be no increase in advisory fees to any Fund and its shareholders in connection with the appointment of Champlain as sub-advisor to the Fund. For the fiscal year ended October 31, 2014, the sub-advisory fees received by New Sheridan with respect to each Fund are set forth in the following table:

Fund	Sub-Advisory Fees
EP Asia Small Companies Fund	$202,967
EP China Fund	$224,371
EP Latin America Fund	$124,726

Required Vote
Approval of the appointment of Champlain as sub-advisor to a Fund will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the appointment of Champlain with respect to a Fund is not approved, EPAM and the Board of Trustees will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include EPAM taking over day-to-day management of the Fund’s portfolio or approving another sub-advisor.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE SUB-AGREEMENT BETWEEN EPAM AND CHAMPLAIN WITH RESPECT TO EACH FUND.

PROPOSAL #2:	REORGANIZATION OF EP CHINA FUND AND EP LATIN AMERICA FUND

Comparison of Investment Objectives and Principal Strategies
In August 2015, the EP Emerging Markets Small Companies Fund, which was previously named the EP Asia Small Companies Fund, changed its name and investment strategies to the Fund’s current name and strategies, respectively.

The investment objectives and principal strategies of each Fund are set forth in the following table.

	EP China Fund	EP Latin America Fund	EP Emerging Markets Small Companies Fund
Investment Objectives	The Fund’s investment objective is to seek long term capital appreciation.	The Fund’s investment objective is to seek long term capital appreciation.	The Fund’s investment objective is to seek long term capital appreciation.

EP China Fund	EP Latin America Fund	EP Emerging Markets Small Companies Fund
Principal Strategies
Under normal circumstances, the EP China Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. dollar denominated publicly traded stocks of companies of all capitalizations that are economically tied to China or its special administrative regions. The Fund’s sub-advisor considers a company to be “economically tied” to China or its special administrative regions if (1) the company is organized under the laws of China or any of its special administrative regions or has its principal office in China or any of its special administrative regions; (2) at the time of investment, the company derived a significant portion (i.e., 50% or more) of its total revenues during its most recently completed fiscal year from business activities in China or any of its special administrative regions; or (3) at the time of investment, the company’s equity securities are traded principally on stock exchanges or over-the-counter markets in China or any of its special administrative regions. In furtherance of its principal investment strategy, the Fund may purchase shares issued by Chinese companies that are listed on the Shanghai Stock Exchange, the Shenzhen Stock Exchange, the Hong Kong Stock Exchange, or the New York Stock Exchange; shares issued by Hong Kong companies that are owned or controlled by Chinese government bodies and listed on the Hong Kong Stock Exchange; and shares of companies that conduct business in China but are listed in overseas markets. In particular, the Fund’s sub-advisor focuses the Fund’s investments in, but does not limit them to, dividend-paying Chinese companies.

Under normal market conditions, the EP Latin America Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in equity securities of Latin American companies. The Fund invests in large-, mid-, and small-capitalization companies. The Fund considers Latin America to include Mexico, Central America and South America. The Fund considers a company to be a Latin American company if the company derives at least 50% of its revenues or profits from business activities in Latin America. There are no limits on the geographic allocation of the Fund’s investments within Latin America. The Fund’s sub-advisor, however, anticipates that a substantial portion of the Fund’s investments will be in companies in Brazil, Mexico, Argentina, Colombia, Peru and Chile. The Fund’s equity investments may include common stock, preferred stock, and warrants. The Fund may also invest in American depository receipts (“ADRs”), which are certificates issued by U.S. banks representing specified numbers of shares (or one share) in foreign stocks, that are traded on U.S. exchanges. The Fund is classified as “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Under normal market conditions, the EP Emerging Markets Small Companies Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in equity securities of small capitalization companies that are tied economically to emerging market countries. The Fund’s sub-advisor defines small companies as those companies with market capitalizations, at the time of investment, of below $3 billion. Emerging market countries are those currently included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The Fund’s sub-advisor considers a company to be tied economically to an emerging market country if (1) the company is organized under the laws of an emerging market country, or has its principal office in an emerging market country; (2) at the time of investment, the company derived at least 50% of its total revenues during its most recent completed fiscal year from business activities in an emerging market country; or (3) the company’s equity securities are traded principally on an exchange in an emerging market country. The Fund’s sub-advisor focuses the Fund’s investments on what the sub-advisor believes are financially sound, stable but growing, and dividend paying small cap companies. The Fund’s investments in equity securities may include common stock, preferred stocks, convertible stock and warrants.

Comparison of Principal Investment Risks
Each Fund is subject to “management and strategy” risk, which is the risk that the judgment of the Fund’s advisor or sub-advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, may prove to be incorrect, resulting in losses or poor performance, and “market” risk, which is the risk that the Fund may expose you to a sudden decline in a holding’s price. As with any fund, the value of your investment in the relevant Fund will fluctuate on a day-to-day and a cyclical basis with movements in the market, as well as in response to the activities of individual companies in which the Fund invests. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

Each Fund is also subject to market risk of equity securities, foreign investment risk, currency risk, and liquidity risk.

The non-overlapping risks to which investments in the Funds are subject are set forth below. In general, the investments of the EP Emerging Markets Small Companies Fund are more diversified across countries and geographic regions than the Target Funds, and are concentrated in securities of small capitalization companies rather than large and mid cap companies.

EP China Fund	EP Latin America Fund	EP Emerging Markets Small Companies Fund
Risks of Concentrating Investments in China. Because the Fund’s investments are concentrated in China, the Fund’s performance is expected to be closely tied to social, political and economic conditions within China and to be more volatile than the performance of more geographically diversified funds. Political, social or economic disruptions in China and surrounding countries, even in countries in which the Fund is not invested, may adversely affect security values in China and thus the Fund’s investments. Unanticipated political, social or economic developments may result in sudden and significant investment losses. At times, religious, cultural and military disputes within and outside China have caused volatility in the China securities markets and such disputes could adversely affect the value and liquidity of the Fund’s investments in the future.

China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property.

The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. Military conflicts, either internal or with other countries, are also a risk. In addition, inflation, currency fluctuations and fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Each of these risks could increase the fund’s volatility.

Investing through Stock Connect Risk. The Fund may invest in eligible securities (“Stock Connect Securities”) listed and traded on the SSE through the Stock Connect program. Investors in Stock Connect Securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in China. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Latin America Region Risk. Because the Fund’s investments are focused in the Latin America region with a focus in Brazil, Mexico, Argentina, Colombia, Peru and Chile, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within these countries and may be more volatile than the performance of funds that invest in more developed countries and regions. In addition, the economy of each of these countries is generally characterized by high interest, inflation, and unemployment rates. Currency fluctuations or devaluations in any country can have a significant effect on the entire region. Because commodities such as agricultural products, minerals, oil, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices, currencies and global demand for commodities.

Geographic Concentration Risk. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time. However, a fund that is more diversified across countries or geographic regions is generally less risky than a less geographically diversified fund. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors.

This vulnerability to factors affecting the value of investments is significantly greater for a fund that concentrates its investment in a particular region or regions than a more geographically diversified fund, and may result in greater losses and volatility.

Asia Region Risk. There are specific risks associated with investing in the Asia region, including the risk of political, economic, social and religious instability. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of Asian countries differ from the economies of more developed countries in many respects.

Latin America Region Risk. The risks associated with the Fund’s investments in the Latin America region are the same as those of the EP Latin America Fund.

EP China Fund	EP Latin America Fund	EP Emerging Markets Small Companies Fund
Small-Cap or Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small-Cap or Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Small Company Risk. Investments in securities of small capitalization companies may involve greater risks than investing in large and mid-capitalization companies because small sized companies generally have limited track records and their shares tend to trade infrequently or in limited volumes. Additionally, investment in common stocks, particularly small sized company stocks, can be volatile and cause the value of the Fund’s shares to go up and down, sometimes dramatically.

EP China Fund	EP Latin America Fund	EP Emerging Markets Small Companies Fund

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Warrants Risk. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Warrants Risk. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be more volatile than those of other companies.

Non-Diversification Risk. The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Comparison of Shareholder Rights
Because each Fund is a series of the Trust, the Reorganization will not affect the rights and privileges of shareholders of any class of either Target Fund. For instance, after the Reorganization shareholders of each class of the EP Emerging Markets Small Companies Fund will have the same exchange, purchase and redemption privileges as shareholders of the same class of each Target Fund prior to the Reorganization.

Comparison of Distribution
Because each Fund is a series of the Trust, shares of each class of the EP Emerging Markets Small Companies Fund are distributed in the same way as shares of the same class of each Target Fund, and the method of their distribution will not be affected by the Reorganization. Class I shares of the EP Emerging Markets Small Companies Fund will not be subject to a 12b-1 fee.

Comparison of Purchase and Redemption Procedures
Because each Fund is a series of the Trust, the Reorganization will not affect the purchase and redemption procedures of any class of either Target Fund. After the Reorganization, shareholders of the EP Emerging Markets Small Companies Fund will be able to exchange their shares for shares of other series of the Trust managed by EPAM.

Comparison of Fees and Expenses
The types of fees and expenses of the EP Emerging Markets Small Companies Fund are the same as those of each Target Fund. EPAM receives investment advisory fees of 1.08% of average daily net assets from each Fund for serving as its investment adviser. The fees are accrued daily and paid monthly. The gross total operating expense ratios borne by the Class A and Class I shareholders of the EP Latin America Fund are expected to decrease in the long term as a result of the Reorganization. The net total operating expense ratios borne by shareholders of each class of each Target Fund are expected to remain the same after the Reorganization, as each Fund is subject to the same expense caps of 1.75% and 1.50% of the average daily net assets of Class A and Class I shares, respectively, as applicable.

The following tables shows the fees and expenses for each Target Fund and the EP Emerging Markets Small Companies Fund, and the fees and expenses of the EP Emerging Markets Small Companies Fund on a pro forma basis after giving effect to the proposed Reorganization, as of April 30, 2015. As shown in the table, the fees and expenses of the EP Emerging Markets Small Companies Fund, on a pro forma basis after giving effect to the proposed Reorganization, are expected to stay the same as or be lower in comparison with the current fees of the EP Emerging Markets Small Companies Fund.

	EP China Fund	EP Emerging Markets Small Companies Fund		Pro Forma EP Emerging Markets Small Companies Fund
	Class A	Class A	Class I	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases(as a percentage of offering price)	4.50%	4.50%	None	4.50%	None
Maximum deferred sales charge (load) imposed on purchases	None	None	None	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20	$20	$20
Overnight check delivery fee	$25	$25	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	1.08%	1.08%	1.08%	1.08%	1.08%
Distribution (12b-1) fees	0.25%	0.25%	None	0.25%	None
Other expenses (includes shareholder service fee of 0.08%)	0.85%	1.24%	1.24%	0.73%	0.73%
Total annual fund operating expenses	2.18%	2.57%	2.32%	2.06%	1.81%
Fees waived and/or expenses reimbursed[1]	(0.43%)	(0.82%)	(0.82%)	(0.31%)	(0.31%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.75%	1.75%	1.50%	1.75%	1.50%

1	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75% and 1.50% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

	EP Latin America Fund		EP Emerging Markets Small Companies Fund		Pro FormaEP Emerging Markets Small Companies Fund
	Class A	Class I	Class A	Class I	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases(as a percentage of offering price)	4.50%	None	4.50%	None	4.50%	None
Maximum deferred sales charge (load) imposed on purchases	None	None	None	None	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20	$20	$20	$20
Overnight check delivery fee	$25	$25	$25	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15	$15	$15	$15
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%
Distribution (12b-1) fees	0.25%	None	0.25%	None	0.25%	None
Other expenses (includes shareholder service fee of 0.08%)	1.58%	1.58%	1.24%	1.24%	0.73%	0.73%
Total annual fund operating expenses	2.91%	2.66%	2.57%	2.32%	2.06%	1.81%
Fees waived and/or expenses reimbursed[1]	(1.16%)	(1.16%)	(0.82%)	(0.82%)	(0.31%)	(0.31%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%

1	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75% and 1.50% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

The examples set forth below are intended to help you compare the cost of investing in each Target Fund, in the EP Emerging Markets Small Companies Fund, and on a pro forma basis in the EP Emerging Markets Small Companies Fund after giving effect to the Reorganization, and also to help you compare these costs with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
EP China Fund:	$620	$1,054	$1,513	$2,782
EP Latin America Fund:	$620	$1,190	$1,785	$3,390
EP Emerging Markets Small Companies Fund:	$620	$1,121	$1,648	$3,087
Pro Forma Combined Asia Small Companies Fund:	$620	$1,038	$1,481	$2,709

Class I	1 Year	3 Years	5 Years	10 Years
EP Latin America Fund:	$153	$700	$1,274	$2,834
EP Emerging Markets Small Companies Fund:	$153	$627	$1,128	$2,508
Pro Forma Combined Asia Small Companies Fund:	$153	$539	$951	$2,101

Comparison of Performance Information
The following past performance information for each Fund is set forth below: (1) a bar chart showing changes in the Fund’s performance for Class A shares from year to year for the calendar years since the Fund’s inception, and (2) a table detailing how the average annual total returns of the Fund, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for Class I shares will vary from the after-tax returns shown above for Class A shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The bar chart and table below provide some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year for Class A shares and by showing how the average annual total returns of Class A shares of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Funds’ website, www.europacificfunds.com, or by calling the Trust at 1-888-558-5851. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

EP China Fund
This bar chart shows the performance of the EP China Fund’s Class A shares based on a calendar year.

Calendar Year Total Return (before taxes) for Class A Shares
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	18.78%	Quarter Ended 9/30/2010
Lowest Calendar Quarter Return at NAV	(26.82)%	Quarter Ended 9/30/2011

The EP China Fund’s total return from January 1, 2015, to June 30, 2015, was 7.09%.

This table shows the average annual total returns of Class A shares of the EP China Fund for the periods ended December 31, 2014. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns as of December 31, 2014

	One Year	Five Years	Since Inception (Annualized)	Inception Date
Class A
Return Before Taxes	(6.51)%	1.93%	5.41%	7/31/09
Return After Taxes on Distributions	(6.60)%	1.58%	5.04%	7/31/09
Return After Taxes on Distributions and Distributions of Fund Shares	(3.64)%	1.53%	4.26%	7/31/09
MSCI China Index (Reflects no deduction for fees, expenses or taxes)	7.96%	3.23%	4.20%	7/31/09

EP Latin America Fund
This bar chart shows the performance of the EP Latin America Fund’s Class A shares based on a calendar year.

Calendar Year Total Return (before taxes) for Class A Shares
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	11.81%	Quarter Ended 6/30/2014
Lowest Calendar Quarter Return at NAV	(13.65)%	Quarter Ended 12/31/2014

The EP Latin America Fund’s total return from January 1, 2015, to June 30, 2015, was (6.01)%.

This table shows the average annual total returns of Class A shares of the EP Latin America Fund for the periods ended December 31, 2014. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns as of December 31, 2014

	One Year	Five Years	Since Inception (Annualized)	Inception Date
Class A
Return Before Taxes	(10.11)%	(0.18)%	(0.23)%	11/1/11
Return After Taxes on Distributions	(10.11)%	(0.19)%	(0.25)%	11/1/11
Return After Taxes on Distributions and Distributions of Fund Shares	(5.72)%	(0.09)%	(0.13)%	11/1/11
Class I	(5.58)%	1.60%	1.47%	7/16/13
Return Before Taxes[1]	(5.58)%	1.60%	1.47%	7/16/13
MSCI EM Latin America Index (Reflects no deduction for fees, expenses or taxes)	(14.79)%	(8.85)%	(9.58%)	11/1/11

[1]	Class A started on November 1, 2011. Class I started on July 16, 2013. The performance figures for Class I include the performance for the Class A shares for the periods prior to the start date of Class I. Class A imposes higher expenses than Class I.

EP Emerging Markets Small Companies Fund
This bar chart shows the performance of the EP Emerging Markets Small Companies Fund’s Class A shares based on a calendar year. Prior to [August 31, 2015], the Fund was named the EP Asia Small Companies Fund.

Calendar Year Total Return (before taxes) for Class A Shares
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	19.92%	Quarter Ended 3/31/2012
Lowest Calendar Quarter Return at NAV	(22.86)%	Quarter Ended 9/30/2011

The EP Emerging Markets Small Companies Fund’s total return from January 1, 2015, to June 30, 2015, was 0.99%.

This table shows the average annual total returns of Class A shares of the EP Emerging Markets Small Companies Fund for the periods ended December 31, 2014. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns as of December 31, 2014

	One Year	Three Years	Since Inception (Annualized)	Inception Date
Class A
Return Before Taxes	(1.92)%	14.55%	4.69%	12/1/10
Return After Taxes on Distributions	(2.46)%	14.23%	4.52%	12/1/10
Return After Taxes on Distributions and Distributions of Fund Shares	(0.65)%	11.43%	3.70%	12/1/10
Class I1	2.96%	16.64%	6.15%	7/16/13
Return Before Taxes	2.96%	16.64%	6.15%
MSCI All Country Asia Ex-Japan Small Cap Index (Reflects no deduction for fees, expenses or taxes)	2.26%	10.19%	0.67%	12/1/10

[1]	Class A started on December 1, 2010. Class I started on July 16, 2013. The performance figures for Class I include the performance for the Class A shares for the periods prior to the start date of Class I. Class A imposes higher expenses than Class I.

Investment Advisor and Sub-advisor
Euro Pacific Asset Management, LLC is the Funds’ investment advisor and provides investment advisory services to each Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”). The Advisor was founded in 2009 and its principal address is 53 Palmeras Street, Suite 801, Puerta de Tierra Ward, San Juan, Puerto Rico, 00902. The Advisor is an investment advisor registered with the SEC. As of December 31, 2014, the Advisor’s total assets under management were approximately $735 million.

The Advisor provides investment advisory services to each Fund, including: (i) providing research and economic insight to the Sub-advisor; (ii) providing overall supervision for the general management and operations of the Fund; (iii) monitoring and supervising the activities of the Sub-advisor; and (iv) providing related administrative services. The Advisor also furnishes the Funds with office space and certain administrative services.

Champlain Investment Partners, the Funds’ sub-advisor (subject to approval by the shareholder of each Fund), is located at 180 Battery Street, Suite 400 Burlington, Vermont 05401. Champlain is an investment advisor registered with the SEC. Champlain is responsible for the day-to-day management of each Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of the Fund’s portfolio transactions subject to the general oversight of the Board and EPAM. As of March 31, Champlain had approximately $6.2 billion under management.

Portfolio Managers
Russell E. Hoss is portfolio manager of the EP Emerging Markets Small Companies Fund and the EP China Fund. Russell E. Hoss and Richard W. Hoss are the co-managers of the EP Latin America Fund. Each portfolio manager has authority over all aspects of his respective Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. For the EP Latin America Fund, the respective portfolio managers work as teams in considering securities for selection and implementing portfolio strategies. Russell Hoss has final approval of all companies in the Funds’ portfolio.

Russell E. Hoss, CFA, has served as the portfolio manager of EP Emerging Markets Small Companies Fund and EP Latin America Fund since each Fund’s inception. From February 2009 to June 2015, he was President and portfolio manager of New Sheridan. From 2002 through 2007, Mr. Hoss was employed at Roth Capital Partners, LLC. During his time at Roth Capital Partners, he was a Senior Research Analyst from 2002 to 2005, Director of Equity Research from 2005 to 2006, and Director of Institutional Sales during 2007. Mr. Hoss then served as an Analyst for Alder Capital, LLC in 2008. In 2009, he left to form New Sheridan Advisors, Inc.

Richard W. Hoss is the Co-Portfolio Manager of the EP Latin America Fund. From September 2011 to June 2015, he was co-portfolio manager of New Sheridan. From 2007 to 2011, Mr. Hoss was a Senior Research Analyst at Roth Capital Partners where he led research coverage on the Industrials sector. From 1999 to 2006, Mr. Hoss was an aircraft commander for the U.S. Air Force. Mr. Hoss holds a Master of Business Administration degree from the University of Maryland and a Bachelor of Science degree from the United States Air Force Academy.

Comparison of Investment Restrictions
Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority, of the outstanding voting securities” of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

No Fund may:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) each Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements;
2.	Act as underwriter, except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;
3.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or related group of industries. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as real estate investment trusts (REITs);
5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 331/3% of the Fund’s net assets; or
6.	Purchase or sell commodities or commodity futures contracts (although each Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

No Fund may invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

PROPOSED REORGANIZATION

The Board of Trustees of the Trust has approved a plan to reorganize each Target Fund into the EP Emerging Markets Small Companies Fund. To proceed, we need the approval of the shareholders of the each Target Fund. The following pages outline the important details of the proposed Reorganization.

Why Do We Want to Reorganize the Funds?
EPAM proposed the Reorganization to the Board, and the Board is recommending the Reorganization to you, because, among other reasons, EPAM does not expect significant future in-flows to either Target Fund and anticipates the assets of the Target Funds may decrease in the future. EPAM believes that the asset levels of the Funds on an individual basis do not adequately support the costs associated with managing and operating the Funds. In addition, EPAM believes that market demand for regional funds is limited, and that a broader strategy, focusing on emerging market small companies, has a much larger potential market which is currently underserved.

After considering the viability of each Target Fund in light of its current size and the limited prospects for future asset growth, EPAM and the Board believe that maintaining the status quo would not be in the shareholders’ best interests. Immediately following the Reorganization, the net total expenses of the EP Emerging Markets Small Companies Fund will be the same as that of each Target Fund immediately preceding the Reorganization, as EPAM is currently limiting its fees or reimburse each Fund for expenses to the extent necessary to keep the total annual fund operating expenses for Class A and Class I shares at or below 1.75% and 1.50% of the Fund’s current daily net assets, respectively. However, because certain operating expenses of the EP Emerging Markets Small Companies Fund will be shared across a larger pool of assets than is currently the case, EPAM and the Board anticipate that if the Reorganization is approved, over time shareholders of the each Target Fund will bear lower expense ratios as shareholders of the EP Emerging Markets Small Companies Fund than they did as shareholders of the Target Fund.

The Reorganization is not expected to result in the recognition of gain or loss by the Funds or their shareholders for federal income tax purposes, and the receipt by the Funds of an opinion of counsel substantially to this effect is a condition the closing of the Reorganization.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board has determined that the Reorganization is in the best interests of shareholders of each Fund. In approving the Reorganization, the Board considered the terms and conditions of this proposed Agreement and Plan of Reorganization among the Trust on behalf of each Fund (the “Reorganization Agreement”) and the following factors, among others:

(1)	The assets of each Fund are small (as of May 8, 2015, the EP Asia Small Companies Fund, which would be renamed the EP Emerging Markets Small Companies Fund, had $29 million in assets, the EP China Fund had $35 million in assets and the EP Latin America Fund had $19 million in assets.) and its prospects for further growth are not good. EPAM expects that after the consummation of the Reorganization, the combined EP Emerging Markets Small Companies Fund will be better positioned for growth than any Fund is on its own.

(2)	EPAM expects that the total operating expenses of each Target Fund (as a percentage of the Fund’s average net assets) will increase as fixed costs are spread over a shrinking asset base. Because operating expenses will be shared across a larger pool of assets as a result of the Reorganization, EPAM expects that over time shareholders of each Target Fund will bear lower expense ratios as shareholders of the EP Emerging Markets Small Companies Fund than is currently the case.

(3)	The investment objective of the EP Emerging Markets Small Companies Fund is the same as that of each Target Fund. The investment strategies of the EP Emerging Markets Small Companies Fund are similar to those of each Target Fund except that the geographic focus of the EP Emerging Markets Small Companies Fund is broader than those of each Target Fund, and the EP Emerging Markets Small Companies Fund focuses on small cap companies. The Reorganization will provide shareholders of the EP Emerging Markets Small Companies Fund with the continued opportunity to utilize the services of EPAM as manager and the Funds’ current portfolio managers.

(4)	The interests of the Funds’ shareholders will not be diluted as a result of the Reorganization. The assets and liabilities of each Target Fund will be transferred to the EP Emerging Markets Small Companies Fund in exchange for shares of beneficial interest of the EP Emerging Markets Small Companies Fund having a total value equal to the value of the assets the Target Fund transferred to the EP Emerging Markets Small Companies Fund (net of any liabilities). However, all known liabilities of each Target Fund will be paid before the closing of the Reorganization, and the Trust therefore anticipates that no liabilities of the Target Fund will be transferred to the EP Emerging Markets Small Companies Fund. The exchange will take place at net asset value and there will be no sales charge or other charge imposed as a result of the Reorganization. Each Fund is subject to the same pricing and valuation procedures.

(5)	No adverse federal income tax consequences are expected to result from the Reorganization, as each Combination Transaction is expected to qualify as a “reorganization” for federal income tax purposes.

(6)	Each Fund is managed by the same investment adviser, EPAM, and (after the closing of the Transaction) the same sub-adviser, Champlain. Furthermore, the other services and privileges available to the shareholders of the EP Emerging Markets Small Companies Fund will be the same as those available to shareholders of each Target Fund.

(7)	EPAM will bear the costs of the Reorganization other than transaction costs associated with any sale of the Target Funds’ investment portfolios, including legal, accounting and transfer agent costs.

After consideration of the factors mentioned above and other relevant information, at a meeting held on June 18-19, 2015, the Board determined that the Reorganization is in the best interests of each of the Funds and its shareholders, and that the interests of each Target Fund’s shareholders will not be diluted as a result of the Reorganization, and unanimously approved the Reorganization Agreement and directed that it be submitted to shareholders for approval. The Board unanimously recommends that shareholders vote “FOR” approval of the Reorganization.

How Will We Accomplish the Reorganization?
The Reorganization Agreement, a copy of which is attached to this Prospectus/Proxy Statement as Appendix B, spells out the terms and conditions of the Reorganization. If the shareholders of each Target Fund approve the Reorganization, the Reorganization essentially will involve the following steps, which will occur substantially simultaneously:

•	First, each Target Fund will transfer all of its assets and liabilities to the EP Emerging Markets Small Companies Fund.
•	Second, in exchange for its assets transferred to the EP Emerging Markets Small Companies Fund and liabilities assumed, each Target Fund will receive shares of beneficial interest of the EP Emerging Markets Small Companies Fund having a total value, on a class by class basis, equal to the value of the assets that the Target Fund transferred to the EP Emerging Markets Small Companies Fund (net of any liabilities).
•	Third, each Target Fund will distribute to each holder of a class of its shares a number of shares of the same class of the EP Emerging Markets Small Companies Fund having an aggregate net asset value equal to the aggregate net asset value of that shareholder’s shares of that class of the Target Fund, and the Target Fund will dissolve.
•	Fourth, the EP Emerging Markets Small Companies Fund will open an account for each shareholder of each Target Fund and will credit the shareholder with shares of the EP Emerging Markets Small Companies Fund of the same class and having the same total value as the Target Fund shares that he or she owned on the date of the Reorganization. Share certificates will not be issued.

In essence, shareholders of each Target Fund who vote their shares in favor of the Reorganization are electing to exchange their shares of the Target Fund at net asset value for shares of the corresponding class of the EP Emerging Markets Small Companies Fund in a transaction that is not expected to result in a taxable gain or loss for federal income tax purposes.

Pursuant to the Reorganization Agreement, the number of EP Emerging Markets Small Companies Fund shares to be issued to each Target Fund will be computed as of 4:00 PM Eastern time on the date preceding the closing date of the Reorganization in accordance with the regular practice of the Funds. The effectiveness of the Reorganization with respect to each Target Fund is contingent upon, among other things, obtaining approval of the shareholders of the Target Fund. If the shareholders of only one Target Fund approve the Reorganization, that Target Fund and the EP Emerging Markets Small Companies Fund may but are not required to complete the Reorganization with respect only to that Target Fund.

EPAM will bear the costs of the proposed Reorganization other than transaction costs associated with any sale of the Target Funds’ investment portfolios, including legal, accounting and transfer agent costs. These costs will not be borne by the shareholders of any Fund.

If the Reorganization is approved by a Target Fund’s shareholders, it will take place as soon as feasible. Management of the Trust believes this should be accomplished by late in the fourth quarter of 2015. However, at any time before the closing the Board may decide not to proceed with the Reorganization of one or both Target Funds if, in the judgment of the Board, termination of the Reorganization would not have a material adverse effect on the shareholders of any Fund. At any time prior to or after approval of the Reorganization by a Target Fund’s shareholders, the President of the Trust may, with Board approval, amend any provision of the Reorganization Agreement, including substantive as well as ministerial changes, without the approval of shareholders, so long as such approval is not required by law and any such amendment will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of any Fund. Similarly, any of the terms or conditions of the Reorganization Agreement may be waived by the Board if, in its judgment such action or waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of any Fund. In approving any such amendment, granting any such waiver or terminating the Reorganization, the Board will be subject to its fiduciary duties to, and will consider the best interests of, the Funds’ shareholders.

Are There Other Material Differences Between the Target Funds and the EP Emerging Markets Small Companies Fund?
The differences in the investment objectives, principal strategies, principal risks and investment limitations of each Target Fund and the EP Emerging Markets Small Companies Fund are as described above. As each Fund is a series of the Trust, there are no material differences between the rights of their respective shareholders. Champlain currently serves as sub-advisor of each Fund, and if approved by the shareholders of the EP Emerging Markets Small Companies Fund will continue to serve as the sub-advisor to the EP Emerging Markets Small Companies Fund after the Reorganization. None of the Funds’ other service providers, including EPAM as investment advisor, will change in connection with the Reorganization.

Federal Income Tax Consequences of the Reorganization
As a condition to the closing of the Reorganization, the Trust must receive an opinion of Morgan, Lewis & Bockius LLP, counsel to the Trust, substantially to the effect that, based upon certain facts, assumptions, certifications and representations, for federal income tax purposes, with respect to each Combination Transaction:

•	The Combination Transaction will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the applicable Target Fund and the EP Emerging Markets Small Companies Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Combination Transaction;

•	No gain or loss will be recognized by the EP Emerging Markets Small Companies Fund upon its receipt of the assets of the applicable Target Fund solely in exchange for shares of the EP Emerging Markets Small Companies Fund and the assumption of all the liabilities of such Target Fund;

•	The tax basis in the hands of the EP Emerging Markets Small Companies Fund of each asset of the applicable Target Fund will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

•	The holding period of each asset of the applicable Target Fund in the hands of the EP Emerging Markets Small Companies Fund, other than assets with respect to which gain or loss is required to be recognized in the Combination Transaction, will include in each instance the period during which such asset was held by the Target Fund (except where investment activities of the EP Emerging Markets Small Companies Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the applicable Target Fund on the transfer of all of its assets to the EP Emerging Markets Small Companies Fund solely in exchange for shares of the EP Emerging Markets Small Companies Fund and the assumption by the EP Emerging Markets Small Companies Fund of all of the liabilities of such Target Fund, or upon the distribution of the shares of the EP Emerging Markets Small Companies Fund received by such Target Fund to the shareholders of such Target Fund, except for (i) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (A) as a result of the closing of such Target Fund’s taxable year, or (B) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	No gain or loss will be recognized by the shareholders of the applicable Target Fund upon the exchange of their shares of such Target Fund for EP Emerging Markets Small Companies Fund shares as part of the Combination Transaction;

•	The aggregate tax basis of the EP Emerging Markets Small Companies Fund shares that each shareholder of each Target Fund receives in the applicable Combination Transaction will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor; and

•	The holding period of each shareholder of the applicable Target Fund for the EP Emerging Markets Small Companies Fund shares received in the Combination Transaction will include the period for which such shareholder held the shares of such Target Fund exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of exchange.

The Trust has not sought, and will not seek, a private ruling from the IRS with respect to the federal income tax consequences of the Reorganization. The opinion of counsel with respect to certain federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the reorganization to them, including any applicable foreign, state or local income tax consequences.

Immediately prior to the Reorganization, each Target Fund will, as necessary, declare and pay a dividend, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to that Target Fund’s shareholders all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the closing date of the Reorganization. Any such distribution generally will be taxable to the applicable Target Fund’s shareholders.

Federal income tax law permits a regulated investment company to carry forward net capital losses that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) for a period of up to eight taxable years. Net capital losses that arise in tax years beginning after December 22, 2010 (“Post-2010 Losses”) may generally be carried forward without limit, but such carryforwards must be fully utilized before the regulated investment company is permitted to utilize carryforwards of Pre-2011 Losses. At October 31, 2014, the Funds had unused net capital loss carryforwards from their prior taxable years, as follows:

Fund	Capital Loss Carryforward
EP Emerging Markets Small Companies Fund	$0
EP China Fund	$10,005,176
EP Latin America Fund	$718,102

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Fund, rather than only the shareholders of the Fund that incurred them. If the Reorganization closes on a date other than a Target Fund’s regular year-end, it may cause carryforwards of the Target Fund’s Pre-2011 Losses to expire earlier than they otherwise would have expired.

At October 31, 2014, the Funds’ unused carryforwards of Pre-2011 Losses and their current expiration dates are as follows:

Fund	October 31, 2019
EP Emerging Markets Small Companies Fund	$0
EP China Fund	$5,462,398
EP Latin America Fund	$0

At October 31, 2014, the Funds’ Post-2010 Losses are as follows:

Fund	Post-2010 Losses
EP Emerging Markets Small Companies Fund	$0
EP China Fund	$4,542,778
EP Latin America Fund	$718,102

On the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganization may result in a number of different limitations on the EP Emerging Markets Small Companies Fund’s ability to use realized and unrealized losses of the Funds. In the taxable year of the EP Emerging Markets Small Companies Fund in which the Reorganization occurs, the EP Emerging Markets Small Companies Fund will be able to use capital loss carryforwards of each Target Fund (including from the Target Fund’s short taxable year ending on the closing date of the Reorganization), subject to the additional limitations described below, to offset only a prorated portion of the EP Emerging Markets Small Companies Fund’s capital gains for such taxable year, based on the number of days remaining after the closing date in such taxable year.

The Reorganization may result in an additional limitation on the EP Emerging Markets Small Companies Fund’s ability, following the Reorganization, to use capital loss carryforwards of a Target Fund (including carryforwards generated in the tax year of a Target Fund ending on the closing date of the Reorganization) and potentially on the EP Emerging Markets Small Companies Fund’s ability to use unrealized capital losses inherent in the tax basis of a Target Fund’s assets on the closing date of the Reorganization. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations, including applicable expiration dates for Pre-2011 Losses. This annual limitation on the use of a Target Fund’s carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the EP Emerging Markets Small Companies Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Under certain circumstances, the Reorganization may result in limitations on the EP Emerging Markets Small Companies Fund’s ability, after the Reorganization, to use a portion of any carryforward generated in its tax year that includes the Reorganization, and potentially on the EP Emerging Markets Small Companies Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations, including applicable expiration dates for Pre-2011 Losses. If applicable, the annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the EP Emerging Markets Small Companies Fund and the “long-term tax-exempt rate,” as published by the IRS.

The Reorganization may result in a limitation on the EP Emerging Markets Small Companies Fund’s ability to use capital loss carryforwards of a Target Fund (including any net loss from the Target Fund’s short taxable year ending on the date of the Reorganization) to offset gains realized after the Reorganization that are attributable to unrealized capital gains in the EP Emerging Markets Small Companies Fund’s assets immediately prior to the Reorganization. If a Target Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the EP Emerging Markets Small Companies Fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of that Target Fund) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the EP Emerging Markets Small Companies Fund or the other Target Fund.

By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of the Reorganization than they would have if the Reorganization did not occur.

Since the Reorganization is not expected to close until the fourth quarter of 2015, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the date of the Reorganization. The ability of each Fund to use capital losses to offset gains (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

How Will the Capitalization of the EP Emerging Markets Small Companies Fund Compare with the Capitalization of the Target Funds?
The following table sets forth as of June 30, 2015: (i) the capitalization of each Fund and (ii) the pro forma capitalization of the EP Emerging Markets Small Companies Fund, as adjusted to give effect to the Reorganization.

EP China Fund
	Class A Shares		Total of All Class Shares
Aggregate Net Assets	$ 31,164,649.23		$ 31,164,649.23
Shares Outstanding	2,318,579.839		2,318,579.839
Net Asset Value Per Share	$ 13.44		$ 13.44

EP Latin America Fund
	Class A Shares	Class I Shares	Total of All Class Shares
Aggregate Net Assets	$ 16,836,321.19	$ 67,961.55	$ 16,904,282.74
Shares Outstanding	1,738,292.01	7,019.34	1,745,311.349
Net Asset Value Per Share	$ 9.69	$ 9.68	$ 9.69

EP Emerging Markets Small Companies Fund
	Class A Shares	Class I Shares	Total of All Class Shares
Aggregate Net Assets	$ 27,220,371.40	$ 625,584.08	$ 27,845,955.48
Shares Outstanding	2,226,790.935	50,898.022	2,277,688.957
Net Asset Value Per Share	$ 12.22	$ 12.29	$ 12.23

Combined Pro Forma
EP Emerging Markets Small Companies Fund
	Class A Shares	Class I Shares	Total of All Class Shares
Aggregate Net Assets	$ 75,221,341.82	$ 693,545.63	$ 75,914,887.45
Shares Outstanding	6,283,662.79	57,917.36	6,341,580.15
Net Asset Value Per Share	$ 11.97	$ 11.97	$ 11.97

Description of the Securities to be Issued
The Trust is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series, including the EP Emerging Markets Small Companies Fund. Shares of each series of the Trust represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Required Vote
Approval of the Reorganization with respect to each Target Fund requires the affirmative vote of the lesser of (i) 67% or more of the Target Fund shares present or represented at the meeting, if shareholders of more than 50% of all shares of the Target Fund are present or represented by proxy, or (ii) more than 50% of all shares of the Target Fund.

Each Target Fund will count the number of votes cast “for” approval of the Reorganization to determine whether sufficient affirmative votes have been cast. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

If the shareholders of a Target Fund do not approve the Reorganization or the Reorganization is not completed for any other reason, the Target Fund will continue its current form of operation until the Board determines what further action, if any, to recommend to the shareholders of the Target Fund.

VOTING AND MEETING PROCEDURES

How to Vote
This proxy is being solicited by the Board of Trustees of the Trust. You can vote by mail or in person at the Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

Proxy Solicitation
In addition to the solicitation of proxies by mail, officers and employees of the Trust and EPAM, without additional compensation, may solicit proxies in person or by telephone. EPAM will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for the costs of forwarding soliciting materials to beneficial owners of shares entitled to vote at the Meeting.

Quorum Requirements
The presence in person or by proxy of one third of the outstanding shares of each Target Fund entitled to vote will constitute a quorum of that Target Fund for the Meeting. With respect to each Target Fund, if a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. Each Target Fund will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum. A majority of shares of a Target Fund represented at the meeting can adjourn the meeting with respect to that Target Fund. The persons named as proxies will vote “FOR” adjournment with respect to a proposal those proxies which they are entitled to vote in favor of the proposal, and will vote those proxies they are required to vote against the proposal “AGAINST” such an adjournment. Abstentions and “broker non-votes” will have no effect on the outcome of a vote on adjournment.

Shareholders Entitled to Vote
Shareholders of the Funds at the close of business on [August 25, 2015], will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of that date, _______________ shares of the EP China Fund (all Class A shares), and _______________ shares of the EP Latin America Fund (_________ Class A shares and _________ Class I shares) were outstanding.

[As of ____________, 2015, _________ may be deemed to control the EP China Fund by virtue of owning _________% of the outstanding shares of the Fund, and _________ may be deemed to control the EP Latin America Fund by virtue of owning _________% of the outstanding shares of the Fund.] [These] control relationship[s] will continue to exist until such time as such share ownerships represent 25% or less of the outstanding shares of either Fund. Through the exercise of voting rights with respect to shares of a Fund, the controlling person set forth above may be able to determine the outcome of shareholder voting on matters for which approval of shareholders is required.

The following table shows, to the knowledge of management of the Trust, the percentage of the total shares of each class of each Fund owned of record at the close of business of ____________, 2015, by persons owning of record more than 5% of the outstanding shares of the respective class. The table also shows each such shareholder’s estimated percentage ownership of the same class of the combined EP Emerging Markets Small Companies Fund, as adjusted to give effect to the Reorganization, based on such shareholder’s present holdings.

EP China Fund Shareholder	Class	Percentage of Outstanding Shares in Class	Percentage of Outstanding Shares in Class of Combined Fund

EP Latin America Fund Shareholder	Class	Percentage of Outstanding Shares in Class	Percentage of Outstanding Shares in Class of Combined Fund

EP Emerging Markets Small Companies Fund	Class	Percentage of Outstanding Shares in Class	[Percentage of Outstanding Shares in Class of Combined Fund]

The Trustees and officers of the Trust as a group owned beneficially less than 1% of each Fund’s outstanding shares as of April 30, 2015.

GENERAL INFORMATION

The persons named in the accompanying Proxy will vote in each case as directed in the Proxy, but in the event an executed Proxy without instructions is received by the Trust, they intend to vote FOR the proposed approval of Champlain and the proposed Reorganization and may vote in their discretion with respect to other matters that may be presented to the Meeting.

Litigation
No Fund is involved in any litigation or proceeding that management believes is likely to have any material adverse financial effect upon the ability of EPAM to provide investment advisory services or any material adverse effect upon any Fund.

Other Matters to Come Before the Meeting
Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Prospectus/Proxy Statement. If other business should properly come before the Meeting, the Proxy holders will vote on them in accordance with their best judgment.

Shareholder Proposals
The Meeting is a special meeting of shareholders of each Fund. The Trust is not required, nor does it intend, to hold regular annual meetings of any Fund’s shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Secretary of the Trust. Any proposal to be considered for submission to shareholders must comply with applicable federal and state laws.

FINANCIAL HIGHLIGHTS AND FINANCIAL STATEMENTS

The audited annual financial statements and financial highlights of each Fund for the year ended October 31, 2014, are incorporated by reference into the Statement of Additional Information to this Combined Prospectus and Proxy Statement. The audited annual financial statements and financial highlights of the Funds have been audited by independent registered public accountants: Tait Weller & Baker LLP, to the extent indicated in their reports thereon, and have been incorporated by reference in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing. The unaudited financial statements and financial highlights of each Fund for the period ended April 30, 2015, are also incorporated by reference.

INFORMATION FILED WITH THE
 SECURITIES AND EXCHANGE COMMISSION

Additional information about each Fund is included in the Funds’ Prospectus and Statement of Additional Information dated March 4, 2015, as may be amended or supplemented, which are incorporated by reference herein. (Additional information is also set forth in the Statement of Additional Information dated March 4, 2015, relating to this Prospectus/Proxy Statement, which is also incorporated herein). The Commission file numbers for the Trust’s registration statement containing the current Prospectus and Statement of Additional Information for the Funds, as described above, are Registration No. 811-21719 and Registration No. 333-122901. Additional information about the Funds may also be obtained for each Fund from the Trust’s Annual Report for the fiscal year ended October 31, 2014, which has been filed with the SEC. Copies of the Prospectus, Statement of Additional Information, and Annual Report for the Funds may be obtained without charge by writing to the Trust at P.O. Box 2175, Milwaukee, Wisconsin 53201, by calling the Trust at 1-888-558-5851, or on the Funds’ website, www.europacificfunds.com. The Funds are subject to certain informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with such requirements file reports, proxy statements, and other information with the SEC. Once available, these materials may be inspected and copied:

•	At the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549;
•	At the SEC’s Regional Offices at 233 Broadway, New York, New York, 10279, and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604;
•	By e-mail request to publicinfo@sec.gov (for a duplicating fee); and
•	On the SEC’s EDGAR database on the SEC’s Internet Web site at http://www.sec.gov.

*****

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

APPENDIX A – SUB-ADVISORY AGREEMENTS

SUB-ADVISORY AGREEMENT
BETWEEN
EURO PACIFIC ASSET MANAGEMENT, LLC
AND CHAMPLAIN INVESTMENT PARTNERS, LLC

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of _______________, 2015, is entered into by and between Euro Pacific Asset Management, LLC a a California Limited Liability Company with its principal office and place of business at 53 Palmeras Street, Suite 801, Puerta de Tierra Ward, San Juan, Puerto Rico 00902 (the “Advisor”) and Champlain Investment Partners, LLC, a Delaware Limited Liability Company with its principal office and place of business at 180 Battery Street, Suite 400 Burlington, Vermont 05401 (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated April 6, 2015 (the “Advisory Agreement”) with Investment Managers Series Trust, a Delaware statutory trust, with its principal office and place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus and Statement of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c) The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Trust’s registration statement. The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISOR

(a) The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Advisor. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c) The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor. No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(d) The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor. On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made to the Sub-advisor under the Code and its compliance policies and procedures. The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor, as promptly as possible, and in any event prior to such change.

(e) The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(f) The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(g) The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h) The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(i) For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto. Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b) During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believe to be particularly fitted to assist it in the execution of its duties under the Agreement. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

(c) No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a) The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

(b) The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to the Fund as of the date hereof; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment (as that term is defined by the Advisers Act, the rules thereunder and any applicable SEC interpretation thereof) or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents and warrants to the Advisor that:

(a) It is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect;

(b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d) It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i) No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k) Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

EURO PACIFIC ASSET MANAGEMENT, LLC

Name:
Title:

CHAMPLAIN INVESTMENT PARTNERS, LLC

Name:
Title:

Appendix A

Series of the Trust:

Funds

EP China Fund
EP Latin America Fund
EP Emerging Markets Small Companies Fund

Appendix B

Sub-Advisory Fee:

The calculation of the monthly fee is based on the daily average net assets.

0.54% of the Fund’s average daily net assets.

INTERIM SUB-ADVISORY AGREEMENT
BETWEEN
EURO PACIFIC ASSET MANAGEMENT, LLC
AND CHAMPLAIN INVESTMENT PARTNERS, LLC

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of _______________, 2015, is entered into by and between Euro Pacific Asset Management, LLC a a California Limited Liability Company with its principal office and place of business at 53 Palmeras Street, Suite 801, Puerta de Tierra Ward, San Juan, Puerto Rico 00902 (the “Advisor”) and Champlain Investment Partners, LLC, a Delaware Limited Liability Company with its principal office and place of business at 180 Battery Street, Suite 400 Burlington, Vermont 05401 (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated April 6, 2015 (the “Advisory Agreement”) with Investment Managers Series Trust, a Delaware statutory trust, with its principal office and place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement;

WHEREAS, the Advisor has retained the Sub-advisor to furnish investment advisory services for the Fund pursuant to an agreement dated ______;

WHEREAS, the Sub-Adviser underwent a change of control after the principals of the Sub-Adviser joined Champlain Investment Partners, resulting in the automatic termination on June 30, 2015 of the Adviser’s previous contract (as defined in Rule 15a-4) on behalf of the Trust and the Fund; and

WHEREAS, pursuant to Rule 15a-4, a majority of the members of Trustees of the Fund, including a majority of the independent Trustees, at an in-person Board of Trustees meeting held on June 17 and 18, 2015, called for the purpose of voting approval of this Agreement, approved this interim sub-advisory agreement and determined that the scope and quality of services to be provided to the Fund under this Agreement will be at least equivalent to the scope and quality of services provided under the previous contract;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus and Statement of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c) The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Trust’s registration statement. The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISOR

(a) The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Advisor. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c) The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor. No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(d) The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor. On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made to the Sub-advisor under the Code and its compliance policies and procedures. The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor, as promptly as possible, and in any event prior to such change.

(e) The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(f) The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(g) The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h) The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(i)             For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto. Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination, and shall be payable within 10 days after the date of termination.

(b) During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believe to be particularly fitted to assist it in the execution of its duties under the Agreement. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

(c) No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(d) The compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund’s custodian. If a majority of the Fund’s outstanding voting securities approve a contract with the Sub-advisor by the end of the 150 day period described in paragraph 6 below, the amount in the escrow account (including interest earned) will be paid to the Sub-adviser.

If a majority of the Fund’s outstanding voting securities do not approve a contract with the Sub-adviser, the Sub-adviser will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing under this Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

SECTION 5. STANDARD OF CARE

(a) The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

(b) The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to the Fund as of the date hereof. It shall remain in effect no longer than 150 days following the effective date. The Board of Trustees, or a majority of the Fund’s outstanding voting securities may terminate the Agreement at any time, without payment of any penalty, on 10 calendar days’ written notice to the Sub-adviser. This Agreement will terminate automatically in the event of its assignment (as that term is defined by the Advisers Act, the rules thereunder, and any relevant interpretation by the SEC thereof..

(b) No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days' written notice to the Trust.

SECTION 7. ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents and warrants to the Advisor that:

(a) It is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect;

(b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d) It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i) No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k) Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

EURO PACIFIC ASSET MANAGEMENT, LLC

Name:
Title:

CHAMPLAIN INVESTMENT PARTNERS, LLC

Name:
Title:

Appendix A

Series of the Trust:

Funds

EP China Fund
EP Latin America Fund
EP Emerging Markets Small Companies Fund

Appendix B

Sub-Advisory Fee:

The calculation of the monthly fee is based on the daily average net assets.

0.54% of the Fund’s average daily net assets.

APPENDIX B -AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) is made as of this __ day of _____________, by and among Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), on behalf of the EP Emerging Markets Small Companies Fund, a separate series thereof (the “Emerging Markets Fund”); the Trust, on behalf of the EP China Fund, a separate series thereof (the “China Fund”); the Trust, on behalf of the EP Latin America Fund, a separate series thereof (the “Latin America Fund,” and together with the China Fund, the “Target Funds”); and, solely for purposes of Section 4.4, Euro Pacific Asset Management, LLC (“EPAM”). The Emerging Markets Fund, the China Fund and the Latin America Fund may be referred to herein individually as a “Fund” and collectively as the “Funds.”

WHEREAS, the parties wish to effect a reorganization (the “Reorganization”) which will consist of the transfer of all of the assets of each Target Fund to the Emerging Markets Fund in exchange for the assumption by the Emerging Markets Fund of all of the liabilities of such Target Fund and the issuance by the Emerging Markets Fund to each Target Fund of the number of Shares of the Emerging Markets Fund (the “Shares”) determined for that Target Fund in accordance with Section 1.1, and the distribution of those Shares by such Target Fund to its shareholders in complete liquidation and dissolution of such Target Fund, all as more fully set forth in this Agreement.

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the Reorganization is in the best interests of the shareholders of the China Fund, the Latin America Fund and the Emerging Markets Fund, respectively, and that their interests would not be diluted as a result of the transactions contemplated thereby.

WHEREAS, this Agreement is intended to constitute a “plan of reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, with respect to the Reorganization.

NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

Article 1
 Transfer of Assets and Liabilities

1.1 Transfer of Assets and Liabilities. Subject to the terms and conditions set forth herein, on the Closing Date (as hereinafter defined) each Target Fund shall transfer all of its assets to the Emerging Markets Fund. In exchange therefor, the Emerging Markets Fund shall assume all of the liabilities of such Target Fund and deliver to such Target Fund a number of Shares of each class corresponding to an outstanding class of shares of such Target Fund which is equal to (i) the aggregate net asset value attributable to that class of shares of such Target Fund at the close of business on the business day preceding the Closing Date, divided by (ii) the net asset value per share of such class of Shares outstanding at the close of business on the business day preceding the Closing Date. For the avoidance of doubt, Class A Shares correspond to Class A shares of each Target Fund, and Class I Shares correspond to Class I shares of the Latin America Fund.

1.2 Liquidation of the China Fund and the Latin America Fund. Subject to the terms and conditions set forth herein, on the Closing Date each Target Fund shall liquidate and distribute pro rata to each of its shareholders of record in proportion to the respective numbers of shares of each class of that Target Fund held by such shareholders, determined as of the close of business on the business day preceding the Closing Date, the Shares of the corresponding class received by such Target Fund pursuant to Section 1.1.

1.3 No Issuance of Share Certificates. Each Target Fund shall accomplish the liquidation and distribution provided for herein by opening accounts on the books of the Emerging Markets Fund in the names of its shareholders and transferring to its shareholders the Shares credited to the account of such Target Fund on the books of the Emerging Markets Fund. No certificates evidencing Shares shall be issued.

1.4 Time and Date of Valuation. The number of Shares to be issued by the Emerging Markets Fund to each Target Fund shall be computed as of 4:00 p.m. (Eastern time) on the business day preceding the Closing Date in accordance with the regular practices of the China Fund, the Latin America Fund, the Emerging Markets Fund and the Trust.

1.5 Closing Time and Place. The Closing Date shall be ________________, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to take place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the Reorganization (the “Closing”) shall be held at 5:00 PM (Eastern time) at the offices of ____________, ____________________, or such other time and/or place as the parties may mutually agree.

1.6 Delay of Valuation. If on the business day preceding the Closing Date (a) the primary trading market for portfolio securities of any Fund is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of any Fund and an accurate calculation of the number of shares held by such Fund’s shareholders is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7 Termination of the China Fund and the Latin America Fund. As promptly as practicable after the Closing, each Target Fund shall dissolve.

Article 2
 Conditions Precedent to the Effectiveness of the Reorganization

The respective obligation of each party to effect the reorganization contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1 Shareholder Approval. On or prior to the Closing Date, the shareholders of each Target Fund shall have approved the transactions contemplated by this Agreement in accordance with the provisions of Delaware law and the 1940 Act. In the event the shareholders of only one Target Fund approve the transactions contemplated by this Agreement, such Target Fund and the Emerging Markets Fund may but are not required to consummate the Reorganization with respect only to such Target Fund.

2.2 No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3 Consents. All consents of the other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party or the Trust.

2.4 Effective Registration Statements. The Form N-1A Registration Statement of the Trust with respect to the Shares shall continue to be effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5 Tax Opinion. The parties shall have received an opinion of Morgan, Lewis & Bockius LLP substantially to the effect that, based upon certain facts, assumptions, certifications and representations, for federal income tax purposes, with respect to each Transaction (as hereinafter defined):

a)	The transfer of substantially all of the applicable Target Fund’s assets to the Emerging Markets Fund in exchange solely for Shares and the assumption of such Target Fund’s liabilities, and the distribution of Shares to the shareholders of such Target Fund in complete liquidation of such Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and such Target Fund and the Emerging Markets Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to such transfer, assumption and distribution (in each case, a “Transaction”);

b)	No gain or loss will be recognized by the Emerging Markets Fund upon its receipt of the assets of the applicable Target Fund solely in exchange for Shares and the assumption of all the liabilities of such Target Fund;

c)	The tax basis in the hands of the Emerging Markets Fund of each asset of the applicable Target Fund will be the same as the tax basis of such asset in the hands of such Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by such Target Fund on the transfer;

d)	The holding period of each asset of the applicable Target Fund in the hands of the Emerging Markets Fund, other than assets with respect to which gain or loss is required to be recognized in the Transaction, will include the period during which such asset was held by such Target Fund (except where investment activities of the Emerging Markets Fund have the effect of reducing or eliminating the holding period with respect to an asset);

e)	No gain or loss will be recognized by the applicable Target Fund on the transfer of all of its assets to the Emerging Markets Fund solely in exchange for the Shares and the assumption by the Emerging Markets Fund of all of the liabilities of such Target Fund, or upon the distribution of the Shares to the shareholders of such Target Fund, except for (i) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (A) as a result of the closing of such Target Fund’s taxable year, or (B) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

f)	No gain or loss will be recognized by the shareholders of the applicable Target Fund upon the exchange of their shares of such Target Fund for Shares as part of the Transaction;

g)	The aggregate tax basis of the Shares that each shareholder of the applicable Target Fund receives in the Transaction will be the same as the aggregate tax basis of the shares of such Target Fund exchanged therefor;

h)	The holding period of each shareholder of the applicable Target Fund for the Shares received in the Transaction will include the period for which such shareholder held the shares of such Target Fund exchanged therefor, provided that such Target Fund shareholder held such Target Fund shares as capital assets on the date of exchange.

2.6 Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

2.7 Statement of Assets and Liabilities. Each Target Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of its Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

Article 3
 Representations and Warranties

The parties represent and warrant as follows:

3.1 Structure and Standing. Each Fund represents and warrants that it is duly organized as a series of a statutory trust, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and conduct its business.

3.2 Power. Each Fund represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Trust; this Agreement does not violate, and its performance will not result in violation of, any provision of the Declaration of Trust of the Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

3.3 Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4 Fund Assets. Each Target Fund represents and warrants that on the Closing Date the assets received by the Emerging Markets Fund from such Target Fund will be delivered to the Emerging Markets Fund as provided in Section 1.1 free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by such Target Fund and without any restriction upon the transfer thereof, except for such liabilities assumed as provided in Section 1.1.

3.5 The Shares. The Emerging Markets Fund represents and warrants that on the Closing Date (a) the Shares to be delivered to each Target Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the Emerging Markets Fund or any other series of the Trust has any preemptive right to subscription or purchase in respect thereof; (c) each Target Fund will acquire the Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Trust and without any restriction on the transfer thereof; and (d) the Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6 Tax Status and Filings. Each Fund represents and warrants that it is treated as a corporation separate from the other series of the Trust under Section 851(g) of the Code; that it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company for each taxable year since its formation and has elected to be treated as such; that it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7 Accuracy of Information. Each party represents and warrants that all information furnished by it to the other parties for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8 Acquisition of the Shares. Each Target Fund represents and warrants that the Shares it acquires pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9 Financial Statements. Each Fund represents and warrants that its Statement of Assets and Liabilities as of ___________, provided to other parties has been prepared in accordance with generally accepted accounting principles consistently applied, and fairly reflects the financial condition of such Fund as of such date, and there are no known contingent liabilities of such Fund as of such date not disclosed therein.

3.10 No Adverse Changes. Each party represents and warrants that since ___________, there has been no material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by the other parties (for the purposes of this paragraph, a decline in net asset value per share of a Fund shall not constitute a material adverse change).

3.11 Proxy Statement. Each party represents and warrants that the Combined Proxy Statement and Prospectus contained in the Registration Statement on Form N-14 to be used in connection with the transaction contemplated hereby (only insofar as it relates to such party) will, on its effective date and on the Closing Date, not contain any untrue statement of material fact with respect to such party or omit to state a material fact required to be stated therein with respect to such party or necessary to make the statements therein with respect to such party, in light of the circumstances under which such statements were made, not materially misleading.

3.12 Tax Distributions of the Target Funds. Each Target Fund shall have distributed to its shareholders, on or prior to the Closing Date, in distributions qualifying for the deduction for dividends paid under Section 561 of the Code: all of such Target Fund’s investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for each taxable year ending on or prior to the Closing Date; all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code for each taxable year ending on or prior to the Closing Date, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for each taxable year ending on or prior to the Closing Date; and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforwards, for each taxable year ending on or prior to the Closing Date. For each calendar year of its operation (including the calendar year that includes the Closing Date), each Target Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ending prior to the Closing Date, and for the calendar year that includes the Closing Date, such Target Fund will not have any unpaid tax liability under Section 4982 of the Code.

3.13 Tax Distributions of the Emerging Markets Fund. The Emerging Markets Fund has distributed to its shareholders, on or prior to the Closing Date, in distributions qualifying for the deduction for dividends paid under Section 561 of the Code: all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for each taxable year ending on or prior to the Closing Date; all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code for each taxable year ending on or prior to the Closing Date, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for each taxable year ending on or prior to the Closing Date; and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforwards, for each taxable year ending on or prior to the Closing Date. For each calendar year of its operation ending on or before the Closing Date, the Emerging Markets Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ending on or prior to the Closing Date the Emerging Markets Fund will not have any unpaid tax liability under Section 4982 of the Code.

Article 4
 Covenants

4.1 Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2 Shareholder Meeting. Each Target Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the reorganization contemplated by this Agreement.

4.3 Preparation of Combined Prospectus and Proxy Statement. As soon as reasonably practicable after the execution of this Agreement, the Emerging Markets Fund shall prepare and file a combined prospectus and proxy statement with respect to the Reorganization with the United States Securities and Exchange Commission in form and substance satisfactory to all parties, and shall use its best efforts to provide that the combined prospectus and proxy statement can be distributed to the shareholders of each Target Fund as promptly as thereafter as practicable. As soon a reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4 Fees and Expenses. Whether or not this Agreement is consummated, EPAM shall bear the costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that each Target Fund shall bear the costs and expenses associated with the sale of any of its portfolio securities executed in order to facilitate the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1) of the Code.

4.5 Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by another party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further action, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6 China Fund and Latin America Fund Liabilities. Each Target Fund will use its best efforts to discharge all of its financial liabilities and obligations prior to the Closing Date.

Article 5
 Termination, Amendment and Waiver

5.1 Termination. This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if

a)	any party shall have breached any material provision of this Agreement; or

b)	circumstances develop that, in the opinion of such Board, make proceeding with the Reorganization inadvisable; or

c)	any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2 Effect of Termination. In the event of any termination pursuant to Section 5.1, there shall be no liability for damage on the part of any party to the other parties.

5.3 Amendment. This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

5.4 Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Trust if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of either Target Fund or the Emerging Markets Fund.

Article 6
 General Provisions

6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3 Recourse. All persons dealing with the Emerging Markets Fund or a Target Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as none of the trustees, officers, agents and shareholders of the Trust, the Emerging Markets Fund and the Target Funds assume any personal liability for obligations entered into on behalf of the Emerging Markets Fund or either Target Fund.

6.4 Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to any party at:

Investment Managers Series Trust
235 West Galena Street
Milwaukee, Wisconsin 53212
 Attn: ___________________

with a copy to:

Morgan, Lewis & Bockius LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071
 Attn: Michael Glazer

*** Signature Page Follows***

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representative as of the date first above written.

INVESTMENT MANAGERS SERIES TRUST, on behalf of the EP Emerging Markets Small Companies Fund

By:
[Name]
[Title]

INVESTMENT MANAGERS SERIES TRUST, on behalf of the EP China Fund

By:
[Name]
[Title]

INVESTMENT MANAGERS SERIES TRUST, on behalf of the EP Latin America Fund

By:
[Name]
[Title]

Solely for purposes of Section 4.4
EURO PACIFIC ASSET MANAGEMENT, LLC

By:
[Name]
[Title]

Statement of Additional Information
______________, 2015

EP Emerging Markets Small Companies Fund
EP China Fund
EP Latin America Fund

Each a series of Investment Managers Series Trust
235 West Galena Street
Milwaukee, Wisconsin 53212

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Prospectus/Proxy Statement dated [September 2, 2015], (the “Prospectus”), for the Special Meeting of Shareholders of the EP Emerging Markets Small Companies Fund, EP China Fund and the EP Latin America Fund (each a “Fund” and together the “Funds”), each a series of Investment Managers Series Trust (the “Trust”) a Delaware statutory trust, to be held on [October 16, 2015]. A copy of the Prospectus is available by calling the calling the Funds (toll-free) at 1-888-558-5851.

This SAI, relating specifically to the proposed reorganization of the EP China Fund and the EP Latin America Fund (each a “Target Fund” and together the “Target Funds”) into the EP Emerging Markets Small Companies Fund (the “Acquiring Fund”), consists of this cover page and the following documents, each of which is incorporated by reference herein:

1. Each Target Fund’s Prospectus and Statement of Additional Information, each dated March 4, 2015 (filed via EDGAR on March 4, 2015, Accession No. 0001398344-15-001429);

2. The Acquiring Fund’s Prospectus and Statement of Additional Information dated [August 31, 2015] (filed via EDGAR on __________, Accession No. _________);

3. Each Fund’s Annual Report to Shareholders dated October 31, 2014 (filed via EDGAR on January 9, 2015, Accession No. 0001398344-15-000139); and

4. Each Fund’s Semi-Annual Report to Shareholders dated April 30, 2015 (filed via EDGAR on July 9, 2015, Accession No. 0001398344-15-004397).

Pro forma financial statements reflecting the consummation of the Reorganization are included below.

Please retain this SAI for further reference.

B-1

Portfolio of Investments as of April 30, 2015
Pro Forma Combined Schedule of Investments
EP China Fund, EP Latin America Fund, EP Emerging Markets Small Companies Fund
EP Emerging Markets Small Companies Fund Pro Forma Combined
(Unaudited)

	EP China Fund		EP Latin America Fund		EP Emerging Markets Small Companies Fund		EP Emerging Markets Small Companies Fund Pro-Forma Combined

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Common Stocks - 96.76%

Basic Materials - 0.61%
China Forestry Holdings Co., Ltd.*[1]	2,700,000	$-	-	$-	-	$-	2,700,000	$-
Grupo Industrial Saltillo S.A.B. de C.V.	-	-	250,000	505,964	-	-	250,000	505,964
Total Basic Materials		-		505,964		-		505,964

Communications - 2.62%
Alibaba Group Holding Ltd. - ADR*	11,500	934,835	-	-	-	-	11,500	934,835
Global Mediacom Tbk P.T.	-	-	-	-	3,000,000	358,113	3,000,000	358,113
Thaicom PCL	-	-	-	-	800,000	888,977	800,000	888,977
Total Communications		934,835		-		1,247,090		2,181,925

Consumer, Cyclical - 22.35%
Alsea S.A.B. de C.V.*	-	-	240,000	720,688	-	-	240,000	720,688
Cia Hering	-	-	50,000	290,574	-	-	50,000	290,574
Consorcio ARA S.A.B. de C.V.*	-	-	700,000	297,940	-	-	700,000	297,940
Corporativo Fragua S.A.B. de C.V.	-	-	12,000	189,284	-	-	12,000	189,284
El Puerto de Liverpool S.A.B. de C.V.*	-	-	37,000	406,440	-	-	37,000	406,440
FIEM Industries Ltd.	-	-	-	-	30,000	279,525	30,000	279,525
Great Wall Motor Co., Ltd. - Class H	175,000	1,327,818	-	-	-	-	175,000	1,327,818
Haier Electronics Group Co., Ltd.	240,000	690,388	-	-	-	-	240,000	690,388
Hanssem Co., Ltd.	-	-	-	-	6,000	1,107,183	6,000	1,107,183
Hoteles City Express S.A.B. de C.V.*	-	-	250,000	381,143	-	-	250,000	381,143
International Meal Co. Alimentacao S.A.	-	-	100,000	248,921	-	-	100,000	248,921
Kepler Weber S.A.	-	-	15,800	171,005	-	-	15,800	171,005
MC Group PCL	-	-	-	-	1,400,000	589,631	1,400,000	589,631
Minth Group Ltd.	600,000	1,502,121	-	-	-	-	600,000	1,502,121
Mitra Adiperkasa Tbk P.T.	-	-	-	-	1,000,000	428,635	1,000,000	428,635
Mobile World Investment Corp.*	-	-	-	-	176,790	892,548	176,790	892,548
Nexteer Automotive Group Ltd.	900,000	1,014,390	-	-	1,600,000	1,803,360	2,500,000	2,817,750
Puregold Price Club, Inc.	-	-	-	-	1,000,000	890,056	1,000,000	890,056
Randon Participacoes S.A.	-	-	144,000	191,172	-	-	144,000	191,172
Robinson Department Store PCL	-	-	-	-	320,000	452,920	320,000	452,920
Robinsons Retail Holdings, Inc.	-	-	-	-	370,000	722,883	370,000	722,883

Sands China Ltd.	200,000	815,274	-	-	-	-	200,000	815,274
Shenzhou International Group Holdings Ltd.	180,000	846,575	-	-	-	-	180,000	846,575
SSI Group, Inc.*	-	-	-	-	2,000,000	466,450	2,000,000	466,450
Sundram Fasteners Ltd.	-	-	-	-	150,000	419,194	150,000	419,194
Taiwan Paiho Ltd.	-	-	-	-	350,000	950,325	350,000	950,325
Wal-Mart de Mexico S.A.B. de C.V.	-	-	225,000	531,482	-	-	225,000	531,482
Total Consumer, Cyclical		6,196,565		3,428,651		9,002,709		18,627,926

Consumer, Non-Cyclical - 28.09%
Arca Continental S.A.B. de C.V.	-	-	80,000	491,461	-	-	80,000	491,461
China Medical System Holdings Ltd.	500,000	882,370	-	-	-	-	500,000	882,370
Fleury S.A.	-	-	60,000	325,987	-	-	60,000	325,987
Fortis Healthcare Ltd.*	-	-	-	-	270,000	656,930	270,000	656,930
Gruma S.A.B. de C.V. - B Shares	-	-	40,000	482,310	-	-	40,000	482,310
Grupo Bimbo S.A.B. de C.V.*	-	-	140,000	375,961	-	-	140,000	375,961
Grupo Herdez S.A.B. de C.V.*	-	-	225,000	612,290	-	-	225,000	612,290
Grupo Lala S.A.B. de C.V.	-	-	230,000	465,787	-	-	230,000	465,787
Hengan International Group Co., Ltd.	100,000	1,233,685	-	-	-	-	100,000	1,233,685
i-SENS, Inc.*	-	-	-	-	22,000	1,012,098	22,000	1,012,098
Isentric Ltd.*	-	-	-	-	65,082	7,468	65,082	7,468
Japan Vietnam Medical Instrument JSC	-	-	-	-	484,940	476,180	484,940	476,180
Jyothy Laboratories Ltd.	-	-	-	-	180,000	703,375	180,000	703,375
Lee's Pharmaceutical Holdings Ltd.	1,170,000	2,170,748	-	-	-	-	1,170,000	2,170,748
M Dias Branco S.A.	-	-	10,700	307,328	-	-	10,700	307,328
Medica Sur S.A.B. de C.V.	-	-	103,557	381,842	-	-	103,557	381,842
Phoenix Healthcare Group Co., Ltd.	450,000	928,583	-	-	300,000	619,055	750,000	1,547,638
Sam Chun Dang Pharm Co., Ltd.	-	-	-	-	40,000	438,571	40,000	438,571
Samsonite International S.A.	210,000	765,901	-	-	-	-	210,000	765,901
Sihuan Pharmaceutical Holdings Group Ltd.	2,512,000	1,429,298	-	-	-	-	2,512,000	1,429,298
Siloam International Hospitals Tbk P.T.*	-	-	-	-	750,000	821,601	750,000	821,601
Sino Biopharmaceutical	1,700,001	1,940,834	-	-	-	-	1,700,001	1,940,834
Strides Arcolab Ltd.	-	-	-	-	35,000	564,696	35,000	564,696
Ultrajaya Milk Industry & Trading Co. Tbk P.T.	-	-	-	-	900,000	273,947	900,000	273,947
Universal Robina Corp.	-	-	-	-	240,000	1,170,383	240,000	1,170,383
Vieworks Co., Ltd.	-	-	-	-	34,000	935,496	34,000	935,496
Vina Concha y Toro S.A.	-	-	175,000	356,867	-	-	175,000	356,867
WuXi PharmaTech Cayman, Inc. - ADR*	40,000	1,726,800	-	-	20,000	863,400	60,000	2,590,200
Total Consumer, Non-Cyclical		11,078,221		3,799,833		8,543,200		23,421,253

Diversified - 2.52%
Alfa S.A.B. de C.V. - A Shares	-	-	280,000	568,505	-	-	280,000	568,505
Hutchison Whampoa Ltd.	104,000	1,532,372	-	-	-	-	104,000	1,532,372
Total Diversified		1,532,372		568,505		-		2,100,876

Energy - 0.31%
Organizacion Terpel S.A.	-	-	40,000	259,614	-	-	40,000	259,614

Financial - 13.59%
AIA Group Ltd.	325,000	2,161,393	-	-	-	-	325,000	2,161,393
Banco Macro S.A. - ADR	-	-	7,000	386,750	-	-	7,000	386,750
Bancolombia S.A. - ADR	-	-	12,000	543,240	-	-	12,000	543,240
Bank for Foreign Trade of Vietnam JSC	-	-	-	-	17,910	30,030	17,910	30,030
Banregio Grupo Financiero S.A.B. de C.V.*	-	-	130,000	745,496	-	-	130,000	745,496
BB Seguridade Participacoes S.A.	-	-	35,000	409,476	-	-	35,000	409,476
Corp Actinver S.A.B. de C.V.*	-	-	375,000	382,284	-	-	375,000	382,284
Credito Real S.A.B. de C.V.	-	-	261,582	647,050	-	-	261,582	647,050
Fibra Uno Administracion S.A. de C.V.	-	-	90,000	224,560	-	-	90,000	224,560
Gentera S.A.B. de C.V.*	-	-	175,000	298,739	-	-	175,000	298,739
Grupo de Inversiones Suramericana S.A.	-	-	29,000	476,516	-	-	29,000	476,516
GT Capital Holdings, Inc.	-	-	-	-	50,000	1,408,798	50,000	1,408,798
Itau Unibanco Holding S.A. - ADR	-	-	45,000	576,900	-	-	45,000	576,900
LIC Housing Finance Ltd.	-	-	-	-	99,949	675,191	99,949	675,191
Ping An Insurance Group Co. of China Ltd. - Class H	100,000	1,430,115	-	-	-	-	100,000	1,430,115
PLA Administradora Industrial S de R.L. de C.V.*	-	-	130,000	256,746	-	-	130,000	256,746
Security Bank Corp.	-	-	-	-	180,000	678,251	180,000	678,251
Total Financial		3,591,508		4,947,756		2,792,270		11,331,534

Industrial - 16.01%
Cemex S.A.B. de C.V.*	-	-	572,000	551,792	-	-	572,000	551,792
Cera Sanitaryware Ltd.	-	-	-	-	19,258	660,393	19,258	660,393
Delta Electronics, Inc.	90,000	541,572	-	-	-	-	90,000	541,572
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.*	-	-	145,000	724,149	-	-	145,000	724,149
Grupo Lamosa S.A.B. de C.V.	-	-	159,969	349,196	-	-	159,969	349,196
Haitian International Holdings Ltd.	521,000	1,295,791	-	-	320,000	795,880	841,000	2,091,671
Hermes Microvision, Inc.	32,000	2,250,169	-	-	26,000	1,828,263	58,000	4,078,433
Promotora y Operadora de Infraestructura S.A.B. de C.V.*	-	-	24,000	275,933	-	-	24,000	275,933
Techtronic Industries Co.	600,000	2,123,325	-	-	260,000	920,107	860,000	3,043,432
Weg S.A.	-	-	65,000	346,250	-	-	65,000	346,250
Wijaya Karya Persero Tbk P.T.	-	-	-	-	3,000,000	687,780	3,000,000	687,780
Total Industrial		6,210,858		2,247,320		4,892,423		13,350,602

Technology - 6.93%
Eo Technics Co., Ltd.	-	-	-	-	5,200	535,452	5,200	535,452
Globetronics Technology BHD	-	-	-	-	300,000	499,846	300,000	499,846
Koh Young Technology, Inc.	-	-	-	-	24,000	990,564	24,000	990,564
KONA I Co., Ltd.	-	-	-	-	16,900	550,496	16,900	550,496
Lenovo Group Ltd.	600,000	1,031,734	-	-	-	-	600,000	1,031,734
Linx S.A.	-	-	17,000	250,515	-	-	17,000	250,515
Silverlake Axis Ltd.	-	-	-	-	550,000	527,888	550,000	527,888
Taiwan Semiconductor Manufacturing Co., Ltd.	230,000	1,107,283	-	-	-	-	230,000	1,107,283
Totvs S.A.	-	-	25,000	288,832	-	-	25,000	288,832
Total Technology		2,139,017		539,347		3,104,246		5,782,609

Utilities - 3.73%
E.CL S.A.	-	-	350,000	569,390	-	-	350,000	569,390
Guangdong Investment Ltd.	1,000,000	1,491,148	-	-	-	-	1,000,000	1,491,148
Infraestructura Energetica Nova S.A.B. de C.V.	-	-	125,000	727,415	-	-	125,000	727,415
Pampa Energia S.A. - ADR*	-	-	20,000	325,600	-	-	20,000	325,600
Total Utilities		1,491,148		1,622,405		-		3,113,553

Total Common Stocks (Cost $57,855,947)		33,174,524		17,919,394		29,581,938		80,675,856

Warrants - 0.0%
KPJ Healthcare BHD, Expiration Date: January 24, 2019*	-	-	-	-	33,332	6,294	33,332	6,294
Total Warrants (Cost $0)		-		-		6,294		6,294

Short-Term Investments - 2.06%
UMB Money Market Fiduciary, 0.010%[2]	-	1,062,856	-	397,262	-	259,107	-	1,719,225
Total Short-Term Investments (Cost $1,719,225)		1,062,856		397,262		259,107		1,719,225

Total Investments - 98.82% (Cost $59,834,810)		34,237,380		18,316,656		29,847,339		82,401,375

Other Assets in Excess of Liabilities - 1.18%		810,606		(34,868)		210,861		986,599

Net Assets - 100.0%		$35,047,986		$18,281,788		$30,058,200		$83,387,974

ADR American Depositary Receipt
PLC Public Company Limited
*	Non-income producing security.
[1]	Fair value under procedures established by the Board of Trustees, represents 0.00% of Net Assets.
[2]	The rate is the annualized seven-day yield at period end.

Statement of Assets and Liabilities as of April 30, 2015
Pro Forma Combined Statement of Assets and Liabilities
EP China Fund, EP Latin America Fund, EP Emerging Markets Small Companies Fund
EP Emerging Markets Small Companies Fund Pro Forma Combined
(Unaudited)

	EP China Fund	EP Latin America Fund	EP Emerging Markets Small Companies Fund	Pro Forma Adjustments	EP Emerging Markets Small Companies Fund Pro-Forma Combined
Assets:
Investments, at cost	$19,593,377	$17,942,970	$22,038,825		$59,575,172
Investments, at value	$34,237,380	$18,316,656	$29,847,339		$82,401,375
Purchased options contracts, at value	-	-	-		-
Foreign currency, at value	-	-	258,551		258,551
Segregated cash at Broker	-	-	-		-
Receivables:
Investment securities sold	900,871	-	-		900,871
Fund shares sold	12,000	-	-		12,000
Dividends and interest	11	31,131	41,465		72,607
Due from Advisor	-	1,459	-		1,459
Prepaid expenses	2,076	10,843	13,189		26,108
Total assets	35,152,338	18,360,089	30,160,544		83,672,971

Liabilities:
Payables:
Investment securities purchased	-	-	-		-
Fund shares redeemed	5,771	4,287	4,321		14,379
Advisory fees	16,704	-	5,224		21,928
Shareholder servicing fees	8,584	4,551	8,423		21,558
Distribution fees	6,678	3,631	5,861		16,170
Transfer agent fees and expenses	14,149	12,756	14,872		41,777
Fund accounting fees	14,551	13,107	16,439		44,097
Fund administration fees	7,201	6,096	13,036		26,333
Auditing fees	8,880	8,520	8,831		26,231
Custody fees	8,979	8,779	11,122		28,880
Trustees' fees and expenses	1,024	1,322	896		3,242
Chief Compliance Officer fees	2,377	3,231	1,424		7,032
Accrued other expenses	9,454	12,021	11,895		33,370
Total liabilities	104,352	78,301	102,344		284,997

Net Assets	$35,047,986	$18,281,788	$30,058,200		$83,387,974

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$29,857,013	$19,432,193	$23,055,641		$72,344,847
Accumulated net investment income (loss)	(215,142)	(144,869)	(390,598)		(750,609)
Accumulated net realized loss on investments,
purchased options contracts, written options contracts
and foreign currency transactions	(9,237,574)	(1,379,106)	(413,884)		(11,030,564)
Net unrealized appreciation (depreciation) on:
Investments	14,644,003	373,686	7,808,514		22,826,203
Purchased options contracts	-	-	-		-
Written options contracts	-	-	-		-
Foreign currency translations	(314)	(116)	(1,473)		(1,903)
Net Assets	$35,047,986	$18,281,788	$30,058,200		$83,387,974

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$35,047,986	$18,195,424	$29,404,067		$82,647,477
Shares of beneficial interest issued and outstanding (a)	2,448,248	1,794,138	2,320,442	39,744	6,523,084
Redemption price per share	$14.32	$10.14	$12.67		$12.67

Class I Shares:
Net assets applicable to shares outstanding	$-	$86,364	$654,133		740,497
Shares of beneficial interest issued and outstanding (a)	-	8,522	51,362	1,760	58,124
Offering and redemption price per share	$-	$10.13	$12.74		$12.74

(a)	EP China Fund and EP Latin America Fund Class A and Class I are exchanged for EP Emerging Markets Small Companies Fund Class A and Class I. Initial per share values are presumed to be equal to EP Emerging Markets Small Companies Fund Class A and Class I shares.

Statement of Operations for the Twelve Months Ended April 30, 2015
Pro Forma Combined Statement of Operations
EP China Fund, EP Latin America Fund and EP Emerging Markets Small Companies Fund
EP Emerging Markets Small Companies Fund Pro Forma Combined
(Unaudited)

	EP China Fund	EP Latin America Fund	EP Emerging Markets Small	Pro Forma Adjustments	EP Emerging Markets Small Companies Fund Pro-Forma Combined
Investment Income:
Dividends (net of foreign withholding taxes of $25,854, $15,698 and $42,227, respectively)	$737,171	$315,875	$329,591		$1,382,637
Interest (net of foreign withholding taxes of $0, $0 and $0, respectively)	25	57	23		105
Total investment income	737,196	315,932	329,614		1,382,742

Expenses:
Advisory fees	378,846	224,845	357,570		961,261
Distribution fees	-	-	-		-
Fund administration fees	48,355	52,359	64,145	-	164,859
Transfer agent fees and expenses	53,917	55,377	66,502	(86,288)	89,508
Fund accounting fees	54,010	53,768	71,624	(104,020)	75,382
Shareholder servicing fees	24,427	17,825	30,249	-	72,501
Custody fees	29,720	45,159	73,347	(60,000)	88,226
Registration fees	19,763	33,632	34,999	(47,790)	40,604
Legal fees	14,493	17,216	18,789	(10,000)	40,498
Auditing fees	17,250	17,265	17,250	(34,746)	17,019
Shareholder reporting fees	17,237	11,984	12,411	(20,000)	21,632
Chief Compliance Officer fees	9,495	10,797	8,482	(18,300)	10,474
Trustees' fees and expenses	5,449	6,267	6,249	(4,000)	13,965
Miscellaneous	4,057	6,545	6,745	(8,560)	8,787
Insurance fees	1,302	1,301	1,401		4,004

Total expenses	678,321	554,340	769,763	(393,704)	1,608,720
Advisory fees waived	(152,151)	(227,834)	(273,025)	-	(275,941)
Other expenses absorbed	-	(14,187)	-	-	-
Net expenses	526,170	312,319	496,738	(393,704)	1,332,779
Net investment income (loss)	211,026	3,613	(167,124)	(393,704)	49,963

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	828,337	280,597	1,240,074		2,349,008
Foreign currency transactions	(1,603)	(45,010)	(77,554)		(124,167)
Net realized gain	826,734	235,587	1,162,520		2,224,841
Net change in unrealized appreciation/depreciation on:
Investments	2,284,986	(2,411,475)	290,477		163,988
Foreign currency translations	(307)	(51)	(1,463)		(1,821)
Net change in unrealized appreciation/depreciation	2,284,679	(2,411,526)	289,014		162,167
Net realized and unrealized gain (loss) on investments and foreign currency	3,111,413	(2,175,939)	1,451,534		2,387,008

Net Increase (Decrease) in Net Assets from Operations	$3,322,439	$(2,172,326)	$1,284,410	$(393,704)	$2,436,971

Notes to Combining Pro Forma Financial Statements of
EP China Fund, EP Latin America Fund, and EP Emerging Markets Small Companies Fund
April 30, 2015 (Unaudited)

1 – Organization
EP China Fund (formerly known as EPH China Fund) (the “China Fund”), EP Emerging Markets Small Companies Fund (formerly known as EP Asia Small Companies Fund) (the “Emerging Markets Small Companies Fund”), and EP Latin America Fund (the “Latin America Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The China Fund commenced operations on July 31, 2009, and its primary investment objective is long-term capital appreciation. The China Fund’s fiscal year end was changed to October 31st as of July 1, 2011. The Emerging Markets Small Companies Fund commenced operations on December 1, 2010, and its primary investment objective is to provide long-term capital appreciation. The Latin America Fund commenced operations on November 1, 2011, and its primary investment objective is to provide long-term capital appreciation. EP China Fund is authorized to issue Class A shares. Emerging Markets Small Companies Fund and Latin America Fund are authorized to issue two classes of shares: Class A shares and Class I shares. The Class I shares commenced operations on July 16, 2013 in the Emerging Markets Small Companies Fund and Latin America Fund.

2 – Basis of Combination
The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of the EP China Fund and EP Latin America Fund (the “Target Funds”) into the EP Emerging Markets Small Companies Fund (the “Acquiring Fund”).

The Reorganization would be accomplished by an acquisition of the net assets of the Target Funds in exchange for shares of the Acquiring Fund at net asset value. The statement of assets and liabilities and the statement of operations of the Target Funds has been combined as of and for the twelve months ended April 30, 2015.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Target Funds and the Acquiring Fund, which have been incorporated by reference in the Statement of Additional Information. The Target Funds and the Acquiring Fund each follow U.S generally accepted accounting principal (“GAAP”) applicable to management investment companies which are disclosed in the historical financial statements.

3 - Valuation of Investments
For purposes of calculating their daily net asset values (“NAV”), the Target Funds and the Acquiring Fund (collectively, the “Funds”) each generally values its investments as follows:

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when each Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015 (Unaudited)

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.
Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service or from a brokerage firm. The pricing service or broker will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.
4 – Federal Income Taxes
It is the intention of the Acquiring Fund to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the Pro Forma financial statements.

PART C
OTHER INFORMATION

INVESTMENT MANAGERS SERIES TRUST
EP Emerging Markets Small Companies Fund
EP China Fund
 EP Latin America Fund

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

Item 16.	Exhibits

1)	Charter Documents:

a.	Certificate of Trust (1)
(i)	Amendment to the Certificate of Trust. (1)
(ii)	Amendment to the Certificate of Trust. (2)
(iii)	Amendment to the Certificate of Trust. (6)

b.	Agreement and Declaration of Trust. (1)
(i)	Amendment to the Agreement and Declaration of Trust. (2)
(ii)	Amendment to the Agreement and Declaration of Trust. (4)
(iii)	Amendment to the Agreement and Declaration of Trust. (6)
(iv)	Amendment to the Agreement and Declaration of Trust. (11)

2)	By-Laws:
a.	Amended By-Laws of Registrant. (9)

3)	Not applicable.

4)	Plan of Exchange:
a.	Form of Plan of Exchange – Included as an Appendix with the N-14.

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and By-Laws.

6)	Investment Management Agreements:
a.	Investment Advisory Agreement. (9)
b.	Sub-Advisory Agreements - Included as an Appendix with the N-14

7)	Distribution Agreements:
a.	Distribution Agreement. (8)

8)	Not applicable.

9)	Custody Agreements:
a.	Custody Agreement. (3)

10)	Not applicable

11)	Opinion of Counsel:
a.	Opinion and consent of counsel as to the legality of the securities being registered. – Filed herewith

12)	Tax Opinion:
a.	Form of opinion of counsel supporting tax matters and consequences to shareholders discussed in Part A of Registration Statement on Form N-14 – Filed herewith

13)	Other Material Contracts:
a.	Amended and Restated Transfer Agency Agreement (12)
b.	Amended and Restated Fund Accounting Agreement (10)
c.	Second Amended and Restated Co-Administration Agreement (12)
d.	Amended and Restated Operating Expenses Limitation Agreement (13)
e.	Shareholder Servicing Plan (9)

14)	Other Opinions:
a.	Consent of Independent Registered Certified Public Accounting Firm, Tait Weller & Baker LLP - filed herewith.

15)	Not applicable.

16)	Powers of Attorney:
a.	Powers of Attorney - filed herewith.

17)	Additional Exhibits:
a.	Form of Proxy Card - filed herewith.

All Exhibits filed previously are herein incorporated by reference as follows:

(1)	Previously filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 31, 2006.
(2)	Previously filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 5, 2007.
(3)	Previously filed as an Exhibit to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on February 1, 2008.
(4)	Previously filed as an Exhibit to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 14, 2008.
(5)	Previously filed as an Exhibit to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on April 1, 2009.
(6)	Previously filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 30, 2009.
(X)	Previously filed as an Exhibit to Amendment No. 110 to the Registrant’s Registration Statement under the Investment Company Act of 1940 on Form N-1A (File No. 811-21719), as filed with the SEC on September 7, 2010.
(7)	Previously filed as an Exhibit to Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 26, 2012.
(8)	Previously filed as an Exhibit to Post-Effective Amendment No. 436 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 20, 2013.
(9)	Previously filed as an Exhibit to Post-Effective Amendment No. 437 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 20, 2013.
(10)	Previously filed as an Exhibit to Post-Effective Amendment No. 490 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 28, 2014.
(11)	Previously filed as an Exhibit to Post-Effective Amendment No. 494 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 28, 2014.

(12)	Previously filed as an Exhibit to Post-Effective Amendment No.571 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on October 14, 2014.
(13)	Previously filed as an Exhibit to Post-Effective Amendment No.612 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on October 24, 2014.
(14)	Filed as Appendix A to Part A of this Registration Statement on Form N-14.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 5th day of August, 2015.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ Maureen Quill
Maureen Quill
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ Ashley Toomey Rabun†
Ashley Toomey Rabun	Trustee
/s/ William H. Young†
William H. Young	Trustee
/s/ Charles H. Miller†
Charles H. Miller	Trustee
/s/ John P. Zader†
John P. Zader	Trustee
/s/ Eric M. Banhazl†
Eric M. Banhazl /s/ Rita Dam	Trustee and Vice President
Rita Dam	Treasurer and Principal Financial and Accounting Officer

/s/ Maureen Quill
Maureen Quill		President
† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney filed herewith.

EXHIBIT INDEX

Exhibit	Exhibit No.
Opinion and consent of counsel as to the legality of the securities being registered	EX. 11.a.
Form of opinion of counsel supporting tax matters and consequences to shareholders discussed in Part A of Registration Statement on Form N-14	EX. 12.a.
Consent of Independent Registered Certified Public Accounting Firm	EX 14.a.
Powers of Attorney	EX.16.a.
Form of Proxy Card	EX.17.a.